Important News
for Shareholders of
Vanguard Growth Equity Fund

IMPORTANT NEWS FOR SHAREHOLDERS

Vanguard Growth Equity Fund

The Vanguard Growth Equity Fund is to be reorganized into the Vanguard U.S. Growth Fund on or about February 21, 2014. The first few pages of this booklet highlight key points about this reorganization.

The reorganization does not require shareholder approval, and you are not being asked to vote.

We do, however, ask that you review the enclosed information statement/prospectus, which contains information about the combined fund, outlines the differences between your fund and the combined fund, and provides details about the terms and conditions of the reorganization.

KEY POINTS ABOUT THE REORGANIZATION

Purpose of the Reorganization

The purpose of the reorganization is to combine the Vanguard Growth Equity Fund (the “Growth Equity Fund”) with and into the Vanguard U.S. Growth Fund (the “U.S. Growth Fund”) (each, a “Fund” and collectively, the “Funds”). The reorganization has been proposed to consolidate the assets of the Funds in order to simplify our fund lineup and create a larger combined fund, which we anticipate, over time, will achieve economies of scale. The proposed reorganization offers Growth Equity Fund shareholders an opportunity to merge and form a larger fund that seeks to satisfy the same investment objective of providing long-term capital appreciation, with a lower expense ratio and comparable performance. Both Funds use multiple investment advisors.

The Growth Equity Fund was introduced in 1992. The investment objective of the Growth Equity Fund is to seek to provide long-term capital appreciation. The Fund invests mainly in mid- and large-capitalization stocks of U.S. companies. The Growth Equity Fund’s advisors look for companies with stocks that are believed to have strong earnings growth potential and to be reasonably valued at the time of their purchase. The Fund has a policy of investing at least 80% of its assets in equity securities.

The U.S. Growth Fund, which has a significantly larger asset base than the Growth Equity Fund, launched its Investor Shares in 1959. The investment objective of the U.S. Growth Fund also is to seek to provide long-term capital appreciation. The Fund invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. Under normal circumstances, at least 80% of the U.S. Growth Fund’s assets will be invested in securities issued by U.S. companies.

In September 2013, the Board of Trustees of the U.S. Growth Fund (“Board”) approved the addition of the current advisors of the Growth Equity Fund, Baillie Gifford Overseas Ltd. (“Baillie Gifford”) and Jennison Associates LLC (“Jennison”) as new advisors for the U.S. Growth Fund. This change is expected to take effect after the closing of the reorganization.

Growth Equity Fund shareholders would benefit from becoming shareholders of the U.S. Growth Fund, which creates a larger combined fund that invests in the same large-cap growth equity market. Both Funds have identical investment objectives and similar strategies and risks. In addition, Growth Equity Fund shareholders would benefit from the lower management expense and lower overall expense ratio of the U.S. Growth Fund. Finally, combining the Funds could benefit both sets of shareholders by allowing fixed costs to be spread over a larger asset base, which we anticipate, over time, could lead to lower expenses for the combined fund.

Lower Costs for Shareholders

The U.S. Growth Fund has both lower management fees and overall expense ratio than the Growth Equity Fund. The Investor Shares of the Growth Equity Fund have management fees of 0.49% and total annual fund operating expenses of 0.52%, while the Investor Shares of the U.S. Growth Fund have management fees of 0.43% and total annual fund operating expenses of 0.45%.

Identical Investment Objectives, Similar Investment Strategies and Risks

The Growth Equity Fund and U.S. Growth Fund have identical investment objectives. The Funds have an investment objective to seek to provide long-term capital appreciation. The Funds also have similar primary investment strategies. Both Funds invest in large-capitalization stocks of U.S. companies, while the Growth Equity Fund can also invest in mid-capitalization stocks of U.S. companies. Both Funds invest mainly in U.S. companies that are believed to have strong earnings growth potential and to be reasonably valued at the time of their purchase. Finally, both Funds benchmark their returns to the same index, the Russell 1000 Growth Index, which measures the performance of the large-capitalization growth segment of the U.S. equity market.

The Funds have similar primary risks. Since the U.S. Growth Fund focuses on large-capitalization U.S. stocks, the Fund has an asset concentration risk, which is the chance the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks. All of the other risks for both Funds are identical. Finally, the Funds have identical fundamental investment policies. The Funds are classified as diversified within the meaning of the Investment Act of 1940 (the “1940 Act”).

Comparison of Investment Performance

As shown in the following table, the average annual total returns of the Investor Shares of the Growth Equity Fund have been comparable to those of the U.S. Growth Fund. Also shown are the returns of the Funds’ benchmark, the Russell 1000 Growth Index, which measures the performance of the large-capitalization growth segment of the U.S. equity market.

Average Annual Total Returns1 for Year Ended December 31, 20122

		One Year	Five Years	Ten Years
Growth Equity Fund
Investor Shares		14.99%	-1.14%	6.81%
U.S. Growth Fund
Investor Shares		18.43%	1.94%	6.35%
Russell 1000 Growth Index[3]		15.26%	3.12%	7.52%

1	Returns shown are before taxes and net of fees.
2	Keep in mind that the Funds’ past performance does not indicate how they will perform in the future. Actual future performance may be
	higher or lower than the performance shown.
3	This reflects no deduction for fees, expenses, or taxes.

Investment Advisory Arrangements

The current advisors of the Growth Equity Fund, Baillie Gifford and Jennison, have been approved to serve as advisors for the U.S. Growth Fund after the completion of the reorganization. Baillie Gifford and Jennison will serve as advisors along with the U.S. Growth Fund’s current advisors (Delaware Investments Fund Advisers, Wellington Management Company, LLP, and William Blair & Company, L.L.C.). The Funds operate under the terms of an SEC exemption (“manager-of-managers order”) whereby each Fund’s Board of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor. Vanguard may also recommend to the Board of Trustees of each Fund that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

The Vanguard Group, Inc. (“Vanguard”) also serves as investment advisor to all the Funds through its Equity Investment Group.

Service Arrangements

Each Fund is part of the Vanguard group of investment companies, which consists of more than 170 funds. Through their jointly owned subsidiary, Vanguard, the Funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard was established and operates under an Amended and Restated Funds’ Service Agreement (“Funds’ Service Agreement”). Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment.

Each Fund pays its share of Vanguard’s operating expenses, which are allocated among the Funds under methods approved by the Board of Trustees of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

How the Reorganization Will Occur and How It Will Affect Your Account

The Board of Trustees for the Funds approved the reorganization of the Growth Equity Fund into the U.S. Growth Fund on September 26, 2013. There is no action required by the Funds’ shareholders to implement the reorganization. No vote is required by either the Growth Equity Fund or the U.S. Growth Fund shareholders to approve the reorganization.

The Declaration of Trust for the Funds and applicable state and federal law do not require shareholder approval for fund mergers like the reorganization. Because applicable legal requirements do not require shareholder approval under these circumstances and the Board of Trustees has determined that the reorganization is in the best interests of each Fund and its shareholders, shareholders are not being asked to vote on the reorganization.

In the reorganization, Investor Shares of the Growth Equity Fund will be exchanged, on a tax-free basis, for an equivalent dollar amount of Investor Shares in the U.S. Growth Fund. Your account registration and account options will be the same, unless you alter them. In addition, your aggregate tax basis in your shares will remain the same.

The Growth Equity Fund is closed for investments by new accounts, and it will stop accepting purchase requests from existing accounts shortly before the reorganization is scheduled to occur. If you place a purchase order directly or through an investment program during this period before the closing, then it will be rejected.

Tax-Free Nature of the Reorganization

The proposed exchange of shares is expected to be accomplished on a tax-free basis. Accordingly, we anticipate that Growth Equity Fund shareholders will not realize any capital gains or losses from the reorganization. However, you should pay close attention to these points:

  Final distribution. Prior to the reorganization, the Growth Equity Fund will distribute any remaining undistributed net income and/or realized capital gains.
  Payments of distributions. Following the reorganization, U.S. Growth Fund shareholders (including former shareholders of the Growth Equity Fund) will participate fully in the distributions, if any, made for the U.S.
  Growth Fund.
  Cost basis. Following the reorganization, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per-share cost basis will change as a result of differences in the share prices of the Growth Equity Fund and the U.S. Growth Fund. Vanguard will provide to you certain cost basis information in connection with the reorganization on its “Report of Organizational Actions Affecting Basis of Securities,” which will be available on vanguard.com shortly after the reorganization.

If you choose to redeem your shares before the reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction.

Whom Can You Call If You Have Any Questions

Please call Vanguard toll-free at 877-662-7447 if you have any questions about the reorganization.

COMBINED INFORMATION STATEMENT/PROSPECTUS

     VANGUARD GROWTH EQUITY FUND, A SERIES OF VANGUARD FENWAY FUNDS

TO BE REORGANIZED INTO AND WITH

VANGUARD U.S. GROWTH FUND,
A SERIES OF VANGUARD WORLD FUND

INTRODUCTION

Proposal Summary. This combined information statement/prospectus describes the reorganization to combine the Vanguard Growth Equity Fund (the “Growth Equity Fund”) with and into the Vanguard U.S. Growth Fund (the “U.S. Growth Fund”) (each, a “Fund” and collectively, the “Funds”). The Growth Equity Fund’s investment objective is to seek to provide long-term capital appreciation. The U.S. Growth Fund’s investment objective is to seek to provide long-term capital appreciation. The reorganization has been proposed to consolidate the assets of the Funds in order to simplify our fund lineup and create a larger combined fund, which we anticipate, over time, will achieve economies of scale. The proposed reorganization offers Growth Equity Fund shareholders an opportunity to merge and form a larger fund that seeks to satisfy the same investment objective of providing long-term capital appreciation, with a lower expense ratio and comparable performance.

The reorganization involves a few basic steps. First, the Growth Equity Fund will transfer substantially all of its assets and all of its liabilities to the U.S. Growth Fund. Simultaneously, the Growth Equity Fund will open an account for each of its shareholders, crediting it with an amount of the U.S. Growth Fund’s Investor Shares equal in value to the Investor Shares of the Growth Equity Fund owned by each shareholder at the time of the reorganization. Thereafter, the Growth Equity Fund will be liquidated and dissolved. These steps together are referred to in this information statement/prospectus as the “Reorganization.”

The address for the Growth Equity Fund and the U.S. Growth Fund is P.O. Box 2600, Valley Forge, PA 19482, and the telephone number is 610-669-1000 or 800-662-7447. The Growth Equity Fund is a series of Vanguard Fenway Funds, which is a Delaware statutory trust and the U.S. Growth Fund is a series of Vanguard World Fund, which is also a Delaware statutory trust.

Read and Keep These Documents. Please read this entire information statement/prospectus along with the enclosed U.S. Growth Fund prospectus, dated December 23, 2013, as supplemented. The prospectus sets forth concisely the information about the U.S. Growth Fund that a prospective investor ought to know before investing. These documents contain information that is important to you, and you should keep them for future reference.

Additional Information Is Available. The U.S. Growth Fund’s Statement of Additional Information (dated December 23, 2013), as supplemented, contains important information about the U.S. Growth Fund. It has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated into this information statement/prospectus by reference. In addition, the Growth Equity Fund’s prospectus and Statement of Additional Information, each dated January 27, 2013, as supplemented, are incorporated by reference into and are considered part of this information statement/prospectus. The Statement of Additional Information relating to the Reorganization dated January 14, 2014, also is incorporated by reference into this information statement/prospectus. The audited financial statements and related independent registered public accounting firm’s report for the Growth Equity Fund is contained in its annual report for the year ended September 30, 2013, and for the U.S. Growth Fund is contained in its annual report for the year ended August 31, 2013. The Growth Equity Fund’s most recent semi-annual shareholder report is contained in the shareholder report for the period ended March 31, 2013. The U.S. Growth Fund’s most recent semi-annual shareholder report is contained in the shareholder report for the period ended February 28, 2013. You can obtain copies of these documents without charge by calling Vanguard at 800-662-7447, by writing to us at P.O. Box 2600, Valley Forge, PA 19482-2600, or by visiting the EDGAR database on SEC’s website (www.sec.gov).

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The Growth Equity Fund had 49,259,669 Investor Shares outstanding on December 31, 2013. The U.S. Growth Fund had 119,322,246 Investor Shares outstanding on December 31, 2013. This information Statement/Prospectus is expected to be first sent to shareholders on or about January 14, 2014.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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OVERVIEW

This section summarizes key information concerning the proposed Reorganization. Keep in mind that more detailed information appears throughout the information statement/prospectus. Please be sure to read everything.

The Proposed Reorganization. At a meeting on September 26, 2013, the Board of Trustees for each Fund approved a plan to combine the Growth Equity Fund with and into the U.S. Growth Fund. The plan calls for the Growth Equity Fund to transfer substantially all of its assets and all of its liabilities to the U.S. Growth Fund in exchange for Investor Shares of the U.S. Growth Fund. Shareholders of the Growth Equity Fund will receive Investor Shares of the U.S. Growth Fund equivalent in value to their investments at the time of the Reorganization. The closing of the Reorganization is currently expected to occur on or about February 21, 2014. The Growth Equity Fund will then be liquidated and dissolved. The Reorganization will result in an exchange of your Investor Shares in the Growth Equity Fund for new Investor Shares of the U.S. Growth Fund, and it is expected to occur on a tax-free basis. The Boards of Trustees of the Funds has concluded that the proposed Reorganization is in the best interests of the Funds and will not dilute the interests of the Funds’ shareholders.

Investment Objectives, Strategies, and Risks of Each Fund. The investment objective of the Growth Equity Fund is identical to the investment objective of the U.S. Growth Fund, while the primary investment strategies and primary risks of the Funds are similar.

Each Fund has an investment objective of seeking to provide long-term capital appreciation.

The Funds have similar primary investment strategies. The Growth Equity Fund invests mainly in mid- and large-capitalization stocks of U.S. companies. The Fund’s advisors look for companies with stocks that are believed to have strong earnings growth potential and to be reasonably valued at the time of their purchase. The Growth Equity Fund has a policy of investing at least 80% of its assets in equity securities. The U.S. Growth Fund invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. Under normal circumstances, at least 80% of the Fund’s assets will be invested in securities issued by U.S. companies. Both Funds use multiple advisors.

The Funds have similar primary risks, which are as follows: stock market risk, investment style risk, and manager risk. However, the U.S. Growth Fund is also subject to asset concentration risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks. The U.S. Growth Fund tends to invest a high percentage of assets in its ten largest holdings.

These investment objectives, strategies, and risks are discussed in detail under “Investment Practices and Risk Considerations.” Complete descriptions of the investment objectives, policies, strategies, and risks of the Growth Equity Fund and the U.S. Growth Fund are contained in each Fund’s prospectus, along with any accompanying prospectus supplements, and Statement of Additional Information.

Investment Advisory Arrangements. Both Funds use multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Funds. Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor’s evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment.

The Funds currently have the following advisors:

Growth Equity Fund

• Jennison Associates LLC (“Jennison”) executes a research-driven investment approach that relies on in-depth company knowledge gleaned through meetings with management, customers, and suppliers. Jennison seeks to invest in stocks of large-capitalization companies with above-average growth in revenues, earnings, and cash flows that are trading at attractive valuations. Securities in the portfolio are generally from companies that exhibit superior sales or unit growth, a strong market position, and a strong balance sheet.

• Baillie Gifford Overseas Ltd. (“Baillie Gifford”) follows an investment approach based on making long-term investments in well-researched and well-managed businesses that the advisor believes enjoy sustainable competitive advantages in their marketplaces. Baillie Gifford uses a fundamental approach to identify quality growth companies. The firm considers the sustainability of earnings growth to be a critical factor in evaluating a company’s prospects.

Companies are screened first for quality and growth. Baillie Gifford looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a favorable attitude toward shareholders. The main financial considerations in this bottom-up analysis are earnings growth, cash-flow generation, profitability, interest coverage, and balance-sheet strength. The most attractively valued of these stocks are then selected.

• The Vanguard Group, Inc. (“Vanguard”) manages a small portion of the Growth Equity Fund’s assets to facilitate cash flows to and from the Fund’s advisors. Vanguard typically invests its portion of the Fund’s assets in stock index futures and/or shares of exchange-traded funds.

U.S. Growth Fund

• Delaware Investment Fund Advisers (“Delaware”) invests primarily in common stocks of large-capitalization, growth-oriented companies that it believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. The advisor uses a bottom-up approach, seeking companies that have large-end market potential, dominant business models, and strong free cash flow generation that is attractively priced compared with the intrinsic value of the securities. Delaware tends to hold a relatively focused portfolio with a limited number of stocks.

• Wellington Management Company, LLP (“Wellington”) employs a traditional, bottom-up fundamental research approach to identify securities that possess sustainable growth at reasonable valuations. Wellington identifies companies that have demonstrated above-average growth in the past, then conducts a thorough review of each company’s business model. The goal of this review is to identify companies that can sustain above-average growth because of their superior business models as represented by high returns on capital, strong management, and quality balance sheets. A disciplined valuation analysis is followed to determine which securities are attractively priced.

• William Blair & Company, L.L.C. (“William Blair”) uses an investment process that relies on thorough, in-depth fundamental analysis. William Blair invests in companies that it believes are high-quality and have sustainable, above-average growth. In selecting stocks, the advisor considers some or all of the following company criteria: leadership position within the markets served, quality of the products or services provided, marketing capability, return on equity, accounting policies/financial transparency, and quality/depth of the management team.

• Vanguard manages a small portion of the U.S. Growth Fund’s assets to facilitate cash flows to and from the Fund’s advisors. Vanguard typically invests its portion of the Fund’s assets in stock index futures and/or shares of exchange-traded funds.

The Board of Trustees of the U.S. Growth Fund has approved the advisors of the Growth Equity Fund, Baillie Gifford and Jennison, to serve as advisors for the U.S. Growth Fund, along with the U.S. Growth Fund’s current advisors, Delaware, Wellington, and William Blair, which is expected to be effective after the closing of the Reorganization. The combined fund will have all the advisors of the Funds, with approximately the same dollar allocation that the Funds had before the Reorganization. Retaining all the advisors could reduce any potential trading costs related to the Reorganization and maintain continuity of management, which we believe is in the best interest of shareholders of all the Funds.

The Funds operate under the terms of an SEC exemption whereby each Fund’s Board of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor. Vanguard may also recommend to the Board of Trustees of each Fund that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

Service Arrangements. Each Fund is part of The Vanguard Group, Inc. (“Vanguard”) group of investment companies, which consists of more than 170 funds. Through their jointly owned subsidiary, Vanguard, the Funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to the Funds. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund pays its share of Vanguard’s operating expenses, which are allocated among the Funds under methods approved by the Board of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

Vanguard was established and operates under an Amended and Restated Funds’ Service Agreement (“Funds’ Service Agreement”). The Funds’ Service Agreement provides that each Fund may be called upon to invest up to 0.40% of its current net assets in Vanguard. The amounts that each Fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund’s relative net assets and its contribution to Vanguard’s capital. As of September 30, 2013, the Growth Equity Fund had contributed $88,000 in capital to Vanguard, representing 0.01% of the Fund’s net assets and 0.04% of Vanguard’s capitalization. As of August 31, 2013, the U.S. Growth Fund had contributed $522,000 in capital to Vanguard, representing 0.01% of the Fund’s net assets and 0.21% of Vanguard’s capitalization.

Additional information about the service agreements for each Fund appears under “Additional Information About the Funds.”

Purchase, Redemption, Exchange, and Conversion Information. The purchase, redemption, exchange, and conversion features of the Funds are identical.

Distribution Schedules. The Funds have identical distribution schedules. Income and capital gains distributions, if any, generally occur annually in December.

Tax-Free Reorganization. It is expected that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (or the “Code”). As a condition to closing the Reorganization, the Funds will receive a favorable opinion from legal counsel as to the foregoing income tax consequences of the Reorganization. Please see “Investment Practices and Risk Considerations: Information About the Reorganization: Tax-Free Reorganization” for additional information.

Fees and Expenses

The tables below compare the fees and annualized expenses of Investor Shares of the Growth Equity Fund as of September 30, 2013 and U.S. Growth Fund as of August 31, 2013. The tables also show the estimated fees and expenses of Investor Shares of the combined Fund, on a pro forma basis, as of August 31, 2013, and do not include the estimated costs of the Reorganization (for information about the costs of the Reorganization please see “Expenses of the Reorganization”). The actual fees and expenses of the Funds and the combined Fund as of the closing date may differ from those reflected in the table below.

Shareholder Fees (fees paid directly from your investment)

	Growth Equity Fund	U.S. Growth Fund	U.S. Growth Fund
	Investor Shares	Investor Shares	Pro Forma
Combined Fund
Investor Shares
Sales Charge (Load)	None	None	None
Imposed on Purchases

Purchase Fee	None	None	None

Sales Charge (Load)	None	None	None
Imposed on
Reinvested Dividends

Redemption Fee	None	None	None

Account Service Fee	$20/year	$20/year	$20/year
(for certain fund
account balances
below $10,000)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Growth Equity Fund	U.S. Growth Fund	U.S. Growth Fund
	Investor Shares	Investor Shares	Pro Forma
			Combined Fund
			Investor Shares
Management Fees	0.49%	0.43%	0.43%

12b-1 Distribution Fee	None	None	None

Other Expenses	0.03%	0.02%	0.02%

Total Annual Fund	0.52%	0.45%	0.45%
Operating Expenses

Example

The following examples are intended to help you compare the cost of investing in Investor Shares of the Growth Equity Fund, the U.S. Growth Fund and the combined Fund with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in each Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investments at the end of the given period. Although your actual costs maybe higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Growth Equity Fund	$53	$167	$291	$653
Investor Shares

U.S. Growth Fund	$46	$144	$252	$567
Investor Shares

U.S. Growth Fund	$46	$144	$252	$567
Pro Forma
Combined Fund
Investor Shares

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce each Fund’s performance. During the most recent fiscal year ended September 30, 2013, the Growth Equity Fund’s portfolio turnover rate was 36%. During the most recent fiscal year ended August 31, 2013, the U.S. Growth Fund’s portfolio turnover rate was 38%.

INVESTMENT PRACTICES AND RISK CONSIDERATIONS

Following is a brief discussion of the investment objectives, strategies, and risks of the Funds. More detailed information is available in each Fund’s prospectus and any accompanying prospectus supplements, and Statement of Additional Information. Please see the U.S. Growth Fund’s prospectus attached as Appendix B to this information statement/prospectus.

Investment Objective

The investment objective for the Funds is identical in that each Fund seeks to provide long-term capital appreciation.

The investment objectives of both Funds are fundamental and any change thereto would require shareholder approval of a majority of a Fund’s shares, meaning the lesser of (1) shares representing 67% or more of a Fund’s net assets voted, so long as shares representing more than 50% of a Fund’s net assets are present or represented by proxy, or (2) shares representing more than 50% of a Fund’s net assets.

Primary Investment Strategies

The Growth Equity Fund invests mainly in mid- and large-capitalization stocks of U.S. companies. The Fund’s advisors look for companies with stocks that are believed to have strong earnings growth potential and to be reasonably valued at the time of their purchase. Under normal circumstances, the Growth Equity Fund will invest at least 80% of its assets in equity securities. The asset-weighted median market capitalization of the Growth Equity Fund’s stock portfolio as of September 30, 2013, was $33.4 billion.

The U.S. Growth Fund invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. Under normal circumstances, at least 80% of the Fund’s assets will be invested in securities issued by U.S. companies. The U.S. Growth Fund invests mainly in common stocks of companies that, in the advisors’ opinions, offer favorable prospects for capital appreciation. These stocks tend to produce little current income. The asset-weighted median market capitalization of the U.S. Growth Fund’s stock portfolio as of August 31, 2013, was $39.3 billion.

Both Funds use multiple investment advisors.

Primary Risks

An investment in a Fund could lose money over short or even long periods. You should expect a Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market.

Both Funds are subject to the following risks, which could affect a Fund’s performance:

  Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
  Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Large-cap growth stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.
  Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant to its benchmarks or other funds with a similar investment objective. In addition, significant investment in the information technology sector subjects the Fund to proportionately higher exposure to the risks of this sector.

The U.S. Growth Fund tends to invest a high percentage of assets in its ten largest holdings, and is subject to the following additional risk:

  Asset concentration risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks. The Fund tends to invest a high percentage of assets in its ten largest holdings.

Other Investment Policies and Risks

Although each Fund typically does not make significant investments in foreign securities, they reserve the right to invest up to 20% of their assets (for U.S. Growth Fund, while 25% for Growth Equity Fund) in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets. To the extent that a Fund owns foreign securities, the Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Each Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the S&P 500 Index), or a reference rate (such as LIBOR). Investments in derivatives may subject a Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities, assets, or market indexes. A Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Each Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent a Fund’s securities from falling in value during foreign market downswings.

Vanguard typically invests a small portion of each Fund’s assets in stock index futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. These stock index futures and ETFs typically provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce a Fund’s transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to a Fund its share of the costs of Vanguard operations.

In addition, the Growth Equity Fund may invest a portion of its assets in warrants, rights to purchase common stocks, and securities that are convertible to common stocks.

Cash Management. Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures. Each Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in a Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, a Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with a Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, each Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, a Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Comparison of Investment Objectives, Investment Strategies and Risks

The Growth Equity Fund and the U.S. Growth Fund have an identical investment objective. Each Fund seeks to provide long-term capital appreciation. The combined fund will maintain the same investment objective. There is no guarantee that each Fund will achieve its stated objective. There is no guarantee that a Fund will achieve its stated objective.

The Funds have similar primary and other investment strategies. Both Funds invest mainly in large-capitalization stocks of U.S. companies, while the Growth Equity Fund can also invest in mid-capitalization stocks of U.S. companies. Both Funds invest in U.S. companies that are believed to have strong earnings growth potential and to be reasonably valued at the time of their purchase. While the Growth Equity Fund has a policy of investing at least 80% of its assets in equity securities under normal circumstances, the U.S. Growth Fund invests at least 80% of its assets in securities issued by U.S. companies. The combined fund will continue to utilize the primary and other investment strategies of the U.S. Growth Fund.

The Funds have similar primary and other risks. Since the U.S. Growth Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund has an asset concentration risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks. All of the other risks for both Funds are identical. The combined fund will continue to have the primary and other risks of the U.S. Growth Fund.

Investment Advisors and Portfolio Managers

The Funds use a multimanager approach. Each advisor independently manages its assigned portion of a Fund’s assets, subject to the supervision and oversight of Vanguard and each Fund’s Board of Trustees. Each Fund’s Board of Trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

Under the terms of an SEC exemption, each Fund’s Board of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Fund’s advisory arrangements will be communicated to shareholders in writing. In addition, as each Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to each Board of Trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

For a discussion of why each Fund’s Board of Trustees approved the Fund’s investment advisory agreements, see the most recent semiannual report to shareholders.

The following are the advisors for the Funds:

Growth Equity Fund

• Baillie Gifford, Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by Baillie Gifford & Co., a Scottish investment firm. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients. As of September 30, 2013, Baillie Gifford & Co. managed approximately $165 billion in assets.

• Jennison, (including its predecessor, Jennison Associates Capital Corp.), 466 Lexington Avenue, New York, NY 10017, is an investment advisory firm founded in 1969. Jennison is an indirect wholly owned subsidiary of Prudential Financial, Inc. As of September 30, 2013, Jennison managed approximately $165 billion in assets.

The Growth Equity Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the S&P 500 Index (for Baillie Gifford) and the Russell 1000 Growth Index (for Jennison) over the preceding 36-month period. When the performance adjustment is positive, the Growth Equity Fund’s expenses increase; when it is negative, expenses decrease.

For the fiscal year ended September 30, 2013, the aggregate advisory fee represented an effective annual rate of 0.23% of the Growth Equity Fund’s average net assets before a performance-based decrease of 0.05%.

The managers primarily responsible for the day-to-day management of the Growth Equity Fund are:

Mick Brewis, Head of North American Investment Team and Partner of Baillie Gifford. He has been with Baillie ,Gifford since 1985, has managed investment portfolios since 1988; and has managed a portion of the Growth Equity Fund since 2008. Education: B.A., Cambridge University.

Kathleen A. McCarragher, Director, Managing Director, and Head of Growth Equity of Jennison. She has worked in investment management since 1982,; has been with Jennison since 1998, and has managed a portion of the Growth Equity Fund since 2009. Education: B.B.A., University of Wisconsin; M.B.A., Harvard Business School.

U.S. Growth Fund

• Delaware, 2005 Market Street, Philadelphia, PA 19103, is an investment management firm and a series of Delaware Management Business Trust (“DMBT”), a Delaware statutory trust. DMBT is a subsidiary, and subject to the ultimate control, of Macquarie Group, Ltd. (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, and investment services. As of August 31, 2013, Delaware managed approximately $183 billion in assets.

• Wellington, 280 Congress Street, Boston, MA 02210, is a Massachusetts limited liability partnership and an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 70 years. As of August 31, 2013, Wellington had investment management authority with respect to approximately $798 billion in assets.

• William Blair, 222 West Adams Street, Chicago, IL 60608, is an independently owned full-service investment management firm founded in 1935. The firm manages assets for mutual funds, public and private employee benefits plans, foundations, endowments, institutions, and separate accounts. As of August 31, 2013, William Blair managed approximately $58 billion in assets.

The U.S. Growth Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the U.S. Growth Fund relative to that of the Russell 1000 Growth Index over the preceding 36-month period (a 60-month period for William Blair). When the performance adjustment is positive, the U.S. Growth Fund’s expenses increase; when it is negative, expenses decrease.

For the fiscal year ended August 31, 2013, the aggregate advisory fee represented an effective annual rate of 0.17% of the U.S. Growth Fund’s average net assets before a performance-based decrease of 0.01%.

The managers primarily responsible for the day-to-day management of the U.S. Growth Fund are:

Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at Delaware. He has worked in investment management since 1988, has managed investment portfolios since joining Delaware in 2005, and has co-managed a portion of the U.S. Growth Fund since 2010. Education: B.S., University of Delaware.

Christopher M. Ericksen, CFA, Vice President, Portfolio Manager, and Equity Analyst at Delaware. He has worked in investment management since 1994, has managed investment portfolios since 2004, has been with Delaware since 2005, and has co-managed a portion of the U.S. Growth Fund since 2010. Education: B.S., Carnegie Mellon University.

Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at Delaware. He has worked in investment management since 1994, has managed investment portfolios since 1996, has been with Delaware since 2005, and has co-managed a portion of the U.S. Growth Fund since 2010. Education: B.S. and M.B.A., University of California at Berkeley.

Jeffrey S. Van Harte, CFA, Senior Vice President, Chief Investment Officer—Focus Growth Equity at Delaware. He has worked in investment management since 1980, has managed investment portfolios since 1984, has been with Delaware since 2005, and has co-managed a portion of the U.S. Growth Fund since 2010. Education: B.A., California State University at Fullerton.

Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio Manager of Wellington. He has worked in investment management for Wellington since 1994, has managed investment portfolios since 2000, and has managed a portion of the U.S. Growth Fund since 2010. Education: B.A., Amherst College; M.B.A., Tuck School of Business, Dartmouth College.

James Golan, CFA, Principal and Portfolio Manager of William Blair. He has worked in investment management since 1988, has been with William Blair since 2000, has managed investment portfolios since 2005, and has co-managed a portion of the U.S. Growth Fund since 2010. Education: B.A., DePauw University; M.B.A., J.L. Kellogg Graduate School of Management, Northwestern University.

David Ricci, CFA, Principal and Portfolio Manager of William Blair. He has worked in investment management at William Blair since 1994, has managed investment portfolios since 2005, and has co-managed a portion of the U.S. Growth Fund since 2011. Education: Sc.B., Brown University; M.B.A., Harvard Business School.

Comparison of Fundamental Investment Policies

The Funds have identical fundamental investment policies:

Borrowing – Each Fund may borrow money only as permitted by the Investment Company Act of 1940 (the “1940 Act”) or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Commodities – Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Diversification – With respect to 75% of its total assets, each Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

Industry Concentration – Each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry.

Investment Objective – The investment objective of the Funds may not be materially changed without a shareholder vote.

Loans – Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Real Estate – Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent a Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate or (2) backed or secured by real estate or interests in real estate.

Senior Securities - Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Underwriting – Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the “1933” Act), in connection with the purchase and sale of portfolio securities.

INVESTMENT PERFORMANCE OF THE FUNDS

Investment Performance of Growth Equity Fund

The following bar chart and table are intended to help you understand the risks of investing in the Growth Equity Fund. The bar chart shows how the performance of the Growth Equity Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Growth Equity Fund compare with those of a relevant market index, which has investment characteristics similar to those of the Growth Equity Fund. Keep in mind that the Growth Equity Fund’s past performance (before and after taxes) does not indicate how the Growth Equity Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Growth Equity Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter ended, which September 30, 2013 was 21.01%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.42% (quarter ended June 30, 2003), and the lowest return for a quarter was –25.43% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years 10 Years
Vanguard Growth Equity Fund Investor Shares
Return Before Taxes	14.99%	–1.14%	6.81%
Return After Taxes on Distributions	14.81	–1.26	6.74
Return After Taxes on Distributions and Sale of Fund Shares	9.98	–0.99	6.00
Russell 1000 Growth Index
(reflects no deduction for fees, expenses, or taxes)	15.26%	3.12%	7.52%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Performance of U.S. Growth Fund

The following bar chart and table are intended to help you understand the risks of investing in the U.S. Growth Fund. The bar chart shows how the performance of the U.S. Growth Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of relevant market indexes, which have investment characteristics similar to those of the U.S. Growth Fund. Keep in mind that the U.S. Growth Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard U.S. Growth Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2013, was 22.06%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.23% (quarter ended March 31, 2012), and the lowest return for a quarter was –21.69% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years 10 Years
Vanguard U.S. Growth Fund Investor Shares
Return Before Taxes	18.43%	1.94%	6.35%
Return After Taxes on Distributions	18.33	1.85	6.27
Return After Taxes on Distributions and Sale of Fund Shares	12.10	1.64	5.58
Comparative Indexes
(reflect no deduction for fees, expenses or taxes)
Russell 1000 Growth Index	15.26%	3.12%	7.52%
Standard & Poor’s 500 Index	16.00%	1.66%	7.10%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Share Price

Share price, also known as net asset value (“NAV”), is calculated each business day as of the close of regular trading on the New York Stock Exchange (or “Exchange”), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not transact purchase or redemption requests. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a Fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a Fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a Fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a Fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A Fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the Board of Trustees. When fair-value pricing is employed, the prices of securities used by a Fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

Purchases, Redemptions, and Exchanges of Fund Shares; Other Shareholder Information

Purchase, Redemption, and Exchange Information. The following chart highlights the purchase, redemption, and exchange features of the Funds.

Purchase, Redemption,
and	Growth Equity Fund	U.S. Growth Fund
Exchange Features	Investor Shares	Investor Shares

Minimum initial purchase	$3,000	$3,000
amount

Additional investment
purchase amount	$100	$100
(other than by
	Automatic	(other than by Automatic
	Investment Plan,	Investment Plan, which
	which has no	has no established
	established minimum)	minimum)

Purchases	Through Vanguard’s	Through Vanguard’s
	website, mobile	website, mobile
	application, by	application, by telephone,
	telephone, or by mail	or by mail

Redemptions	Through Vanguard’s	Through Vanguard’s
	website, mobile	website, mobile
	application, by	application, by telephone,
	telephone, or by mail	or by mail

Yes, through
Free Exchange Privileges	Vanguard’s	Yes, through Vanguard’s
	website, mobile	website, mobile
	application, by	application, by telephone,
	telephone, or by mail	or by mail

Purchasing Shares

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value (“NAV”) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (“NYSE”) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you designated for withdrawal of funds from your bank account. Your bank account generally will be debited on the business day after your trade date. If the date you designated for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day..

If your purchase request is not accurate and complete, it may be rejected.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun.

Please be careful when placing a purchase request

Converting Shares

The U.S. Growth Fund also has an Admiral Share™ class. When a conversion occurs, you receive shares of one class in place of shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun.

Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in the U.S. Growth Fund is at least $50,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Institutional and financial intermediary clients should contact Vanguard for information on special eligibility rules that may apply to them.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $50,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them.

Mandatory Conversions to Investor Shares

If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

  Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

  Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
  For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect a Fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require a signature guarantee or a notarized signature.

You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by written request.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Payments to Financial Intermediaries

The U.S. Growth Fund and its investment advisors do not pay financial intermediaries for sales of its shares.

Advisory Arrangements

The Funds use a multimanager approach. Each advisor independently manages its assigned portion of a Fund’s assets, subject to the supervision and oversight of Vanguard and a Fund’s Board of Trustees. A Fund’s Board of Trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

Under the terms of an SEC exemption, each Fund’s Board of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Fund’s advisory arrangements will be communicated to shareholders in writing. In addition, as a Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the Board of Trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

For a discussion of why the Board of Trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders.

Dividends, Capital Gains, and Taxes

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by a Fund.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Funds’ normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

• Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

This information statement/prospectus provides general tax information only. Please consult your tax advisor for detailed information about any tax consequences for you.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

• Provide us with your correct taxpayer identification number.

• Certify that the taxpayer identification number is correct.

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Funds, generally are not sold outside the United States, except to certain qualified investors. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a Fund and increase the Fund’s costs for all shareholders, the Board of Trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.) • Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund. • Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to: • Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions. • Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees. • Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

Financial Highlights (audited)

The following financial highlights tables are intended to help you understand the U.S. Growth Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the most recent financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report – along with the U.S. Growth Fund’s financial statements, is included in the Fund‘s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com or by contacting Vanguard by telephone or mail.

U.S. Growth Fund Investor Shares
For a Share Outstanding		Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$20.79	$18.12	$14.75	$14.83	$17.89
Investment Operations
Net Investment Income	.134	.068	.108 [1]	.105	.105
Net Realized and Unrealized Gain (Loss)
on Investments	3.861	2.679	3.370	(.099)	(3.049)
Total from Investment Operations	3.995	2.747	3.478	.006	(2.944)
Distributions
Dividends from Net Investment Income	(.115)	(. 077)	(.108)	(.086)	(.116)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.115)	(. 077)	(.108)	(.086)	(.116)
Net Asset Value, End of Period	$24.67	$20.79	$18.12	$14.75	$14.83
Total Return[2]	19.31%	15.22%	23.58%	-0.02%	-16.29%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,137	$2,975	$2,893	$2,796	$2,956
Ratio of Total Expenses to
Average Net Assets 3	0.45%	0.45%	0.44%	0.45%	0.49%
Ratio of Net Investment Income to
Average Net Assets	0.59%	0.35%	0.61%[1]	0.66%	0.79%
Portfolio Turnover Rate	38%	43%	89%	74%	101%

1 Net investment income per share and the ratio of net investment income to average net assets include $.016 and
0.09%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), (0.03%), and (0.03%).

Information About the Reorganization

At a meeting on September 26, 2013, the Board of Trustees for the Funds discussed and approved the proposed Reorganization and the Agreement and Plan of Reorganization (the “Agreement and Plan”). The Vanguard World Fund (the “World Fund Trust”), the legal entity to which the U.S. Growth Fund belongs, and the Vanguard Fenway Funds (the “Fenway Funds Trust”), the legal entity to which the Growth Equity Fund belongs, have entered into an Agreement and Plan, by and between the Growth Equity Fund and the U.S. Growth Fund.

Agreement and Plan of Reorganization. The Agreement and Plan sets out the terms and conditions that will apply to the Reorganization.

Three Steps to Reorganize. The Reorganization will be accomplished in a three-step process:

  First, the Growth Equity Fund will transfer substantially all of its assets and liabilities to the U.S. Growth Fund.
  Second, and simultaneously with step one, the U.S. Growth Fund will open an account for each Growth Equity Fund shareholder, crediting it with an amount of Investor Shares of the U.S. Growth Fund equal in value to the Growth Equity Fund shares, as appropriate, owned by such holder at the time of the Reorganization.
  Third, the Growth Equity Fund will be liquidated promptly and terminated as a series of the Fenway Funds Trust.

Until the closing date of the Reorganization, shareholders of the Growth Equity Fund will be able to redeem their shares of the Fund. Redemption requests received after the Reorganization will be treated as requests for redemption of Investor Shares of the U.S. Growth Fund received by the shareholder in the Reorganization. It is also anticipated that shortly before the Reorganization is scheduled to occur, the Growth Equity Fund will be closed for any investment, which will assist in the processing of the Reorganization. If you place a purchase order directly or through an investment program during this period before the closing, then it will be rejected.

The obligations of the Funds under the Agreement and Plan are subject to various conditions. Among other things, the Agreement and Plan requires that all filings be made with, and all consents be received from federal, state, and local regulatory authorities as may be necessary to carry out the transactions contemplated by the Agreement and Plan. The Agreement and Plan may be terminated at any time by the actions of the trustees of either Fund, and may be amended, modified, or supplemented as may be mutually agreed upon by authorized officers for the Funds. For a complete description of the terms and conditions that will apply to the Reorganization, please see the form of Agreement and Plan attached as Appendix A to this information statement/prospectus.

Effective as Soon as Practicable. The Reorganization will take place as soon as practicable after all necessary regulatory approvals and legal opinions are received. It is currently anticipated that the Reorganization will be accomplished on or about the close of business on February 21, 2014.

Tax-Free Reorganization. It is expected that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code. This means that none of the parties involved –the Growth Equity Fund, the U.S. Growth Fund, or their respective shareholders – will recognize a gain or loss directly as a result of the Reorganization. There is additional information about the federal income tax consequences of the Reorganization in the Agreement and Plan.

• Final distribution. Prior to the Reorganization, the Growth Equity Fund will distribute any remaining undistributed net income and/or realized capital gains.

• Payments of distributions. Following the Reorganization, U.S. Growth Fund shareholders (including former shareholders of the Growth Equity Fund) will participate fully in the annual distributions and additional distributions, if any, made for the Investor Shares of the U.S. Growth Fund.

• Cost basis. Following the Reorganization, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per-share cost basis will change as a result of differences in the share prices of the Growth Equity Fund and the U.S. Growth Fund. Vanguard will provide to you certain cost basis information in connection with the Reorganization on its “Report of Organizational Actions Affecting Basis of Securities,” which will be available on vanguard.com a short time after the Reorganization.

Each Fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2013, the Growth Equity Fund had available capital loss carryforwards totaling $59,957,000 to offset future net capital gains through September 30, 2018. At August 31, 2013, the U.S. Growth Fund had available capital loss carryforwards totaling $123,193,000 to offset future net capital gains of $31,366,000 through August 31, 2017, and $91,827,000 through August 31, 2018.

Should the Growth Equity Fund or U.S. Growth Fund have available capital loss carryforwards at the time of the Reorganization, the Reorganization would impact the use of the Growth Equity Fund’s and/or the U.S. Growth Fund’s capital loss carryforwards, in the following manner: (1) the carryforwards would benefit the shareholders of the combined Fund, rather than only the shareholders of the Growth Equity Fund and/or the U.S. Growth Fund; (2) the amount of Growth Equity Fund’s carryforward that could be utilized in any taxable year would equal the long-term tax-exempt rate at such time, multiplied by the aggregate net asset value of the Growth Equity Fund at the time of the Reorganization, and this yearly limitation will be increased by any capital gains realized after the Reorganization on securities held by the Growth Equity Fund that had unrealized appreciation at the time of the Reorganization; (3) any gains recognized after the Reorganization that are attributable to appreciation in the Growth Equity Fund’s and/or the U.S. Growth Fund’s portfolio at the time of the Reorganization would not be able to be offset by the capital loss carryforwards of the other Fund in the Reorganization; and (4) the expiration date of the Growth Equity Fund’s carryforwards would move up one year; for example, the carryforwards due to expire on September 30, 2018 would expire on August 31, 2017.

The capital loss carryforwards and limitations described above may change significantly between now and the Reorganization Closing Date, expected to be approximately February 21, 2014. Further, the ability of each Fund to use these losses (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryforwards may result in some portion of the loss carryforwards of either or both of the Funds expiring unused.

Each Fund will continue its operations pursuant to its investment objective and policies through the Reorganization. The Funds may restructure their respective portfolios in anticipation of the Reorganization. Any type of restructuring done by either Fund prior to the closing of the Reorganization may incur potential transaction costs, which will be borne by the shareholders of the respective Fund. We expect that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code.

Expenses of the Reorganization. The Growth Equity Fund will bear the expenses incurred in the Reorganization, which are expected to total $26,447. These expenses borne by the Growth Equity Fund include the cost of the printing and mailing of this information statement and audit fees. The U.S. Growth Fund will not incur any expenses in the Reorganization.

Why We Want to Reorganize Your Funds.

The purpose of the Reorganization is to combine the Growth Equity Fund with and into the U.S. Growth Fund. The U.S. Growth Fund has an identical investment objective, similar investment strategies, and primary risks of the Growth Equity Fund. The Reorganization has been proposed to consolidate the assets of the Funds in order to simplify the Vanguard fund lineup and create a larger combined fund, which we anticipate over time, will achieve economies of scale. The proposed reorganization offers Growth Equity Fund shareholders an opportunity to merge and form a larger fund that seeks to satisfy the same investment objective of providing long-term capital appreciation, with a lower expense ratio and comparable performance.

First, the Growth Equity Fund has not been able to increase materially its assets. The Growth Equity Fund has had negative cash flows for the last five years. The Growth Equity Fund is not expected to grow materially from its current net asset level, as of October 31, 2013, of $765 million, while the U.S. Growth Fund has current net asset level of $4.5 billion, as of October 31, 2013. Growth Equity Fund shareholders could benefit from combining with a larger fund with steady asset flows.

Next, consolidating the assets of both Funds would simplify the Vanguard fund lineup and focus inflows to one Fund with similar characteristics. Both Funds have identical investment objectives of seeking to provide long-term capital appreciation. Finally, both Funds focus on the large-capitalization growth market segment, by investing in equities of U.S. companies. The Reorganization of the Funds may result in sustainable growth of assets and could be a better alternative for investors.

Finally, the shareholders of the Funds would benefit from economies of scale of a larger, combined fund. Shareholders would benefit from eliminating duplicative expenses and spreading fixed costs over the larger asset base of the combined Fund, which we anticipate over time, will achieve economies of scale. We would also like to note that the U.S. Growth Fund has lower management fees and total annual fund operating expenses, which are 0.43% and 0.45%, respectively, as compared to the Growth Equity Fund’s management fees and total annual fund operating expenses, which are 0.49% and 0.52%, respectively.

The Board of Trustees of the U.S. Growth Fund have approved the advisors of the Growth Equity Fund, Baillie Gifford and Jennison, to serve as advisors for the U.S. Growth Fund, along with the U.S. Growth Fund’s current advisors, Delaware, Wellington, and William Blair, which is expected to be effective after the closing of the Reorganization. The combined fund will have all the advisors of the Funds, with approximately the same dollar allocation that the Funds had before the Reorganization. Retaining all the advisors could reduce any potential trading costs related to the Reorganization and maintain continuity of management, which we believe is in the best interest of shareholders of the Funds.

As a result of this Reorganization, there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes, since the Reorganization is expected to be a tax-free transaction.

Your Board of Trustees believes that it is in shareholders’ best interests to reorganize the Growth Equity Fund with and into the U.S. Growth Fund, which will issue Investor Shares of the U.S. Growth Fund to shareholders of the Growth Equity Fund. After the Reorganization, you will be a shareholder of the U.S. Growth Fund, and the Growth Equity Fund, which will have no remaining assets, will be dissolved.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Form of Organization. The Fenway Funds Trust and World Fund Trust (the “Trusts”) are each organized as a Delaware statutory trust. The Funds are series of the Trusts, which are each an open-end management investment company registered under the 1940 Act.

Trustees. The business and affairs of each Fund are managed under the direction of a Board of Trustees. The respective Boards of Trustees of each Fund have the same members.

Voting Rights. Shareholders of the Funds are entitled to one vote for each dollar of net asset value and a fractional vote for each fractional dollar of net assets owned unless otherwise required by applicable law. Separate votes are required by each series or class of shares on matters affecting an individual series or class. Shares have noncumulative voting rights and no preemptive or subscription rights. The Funds are not required to hold shareholder meetings annually, although shareholder meetings may be called from time to time for purposes such as electing or removing trustees, changing fundamental policies, or approving a significant transaction.

Independent Auditor. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Funds.

Service Agreements. Each Fund is part of the Vanguard group of investment companies, which consists of more than 170 funds. Through their jointly owned subsidiary, Vanguard, the Funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to the Funds. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment.

Each Fund pays its share of Vanguard’s operating expenses, which are allocated among the Funds under methods approved by the Board of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

The following is a description of the material terms of the current arrangements for the Funds with Vanguard.

Fees

Under the Funds’ Service Agreement, each Fund obtains, at cost, from Vanguard corporate management, administrative, transfer agency, investment advisory, and distribution services. Each Fund pays its share of Vanguard’s operating expenses, which are allocated among the Funds under methods approved by the Board of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

Capitalization of Vanguard

The Funds’ Service Agreement provides that each member fund may be called upon to invest up to 0.40% of its current net assets in Vanguard. The amounts that each Fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital.

Comparing Service Fees and Capital Contributions. As of August 31, 2013, the U.S. Growth Fund had contributed $522,000 in capital to Vanguard, representing 0.01% of the Fund’s net assets and 0.21% of Vanguard’s capitalization. The U.S. Growth Fund’s capital investment in Vanguard would have been $610,000, representing 0.01% of the combined Fund’s net assets and 0.24% of Vanguard’s capital overall, if the Funds had been combined as of August 31, 2013.

Capitalization. The following table shows, on an unaudited basis, the capitalization of each of the Funds as of August 31, 2013, and the capitalization of the U.S. Growth Fund on a pro forma basis as of that date, after giving effect to the proposed acquisition of assets at net asset value. The following are examples of the number of Investor Shares of the Growth Equity Fund that would be exchanged for the Investor Shares of the U.S. Growth Fund if the Reorganization had been consummated on August 31, 2013. The examples do not reflect the number of such shares or the value of such shares that would actually be received when the Reorganization occurs.

Capitalization Table

(unaudited)

	Growth Equity Fund	U.S. Growth Fund	Pro Forma	Pro Forma Combined
	Investor Shares	Investor Shares	Adjustments[1]	U.S. Growth Fund
				Investor Shares

Total Net	$721,383,622	$3,136,824,235	($26,447)	$3,858,181,410
Assets

Total Number
of Shares	50,676,284	127,133,993	(21,438,949)	156,371,328
Outstanding

NAV Per	$14.24	$24.67		$24.67
Share

1. Pro forma adjustments represent reorganization expenses incurred by Growth Equity Fund.

GENERAL INFORMATION

This section provides information on a number of topics relating to the information statement/prospectus.

Annual/Semiannual Reports. The most recent annual and semiannual reports to shareholders for the Growth Equity Fund and the U.S. Growth Fund are available at no cost. To request a report, please call Vanguard toll-free at 800-662-7447, or write to us at P.O. Box 2600, Valley Forge, PA 19482-2600. The reports are also available at our website, vanguard.com. Participants in a company-sponsored 401(k) or other retirement plan administered by Vanguard may call us toll-free at 800-523-1188.

Principal Shareholders. As of December 31, 2013, the Growth Equity Fund had approximately $797,510,147 in net assets and 49,259,669 outstanding shares. As of the same date, the officers and trustees of the Fenway Funds Trust, as a group, owned less than 1% of the outstanding shares of the Growth Equity Fund. As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Investor Shares of the Growth Equity Fund:

Percentage of Outstanding Shares
Record Owner	Owned

JP Morgan Chase, NA
3 Metrotech Center,	5.46%
Brooklyn, NY 11245

As of December 31, 2013 the U.S. Growth Fund had approximately $4,828,330,866 in net assets and 119,322,246 outstanding shares Investor Shares. As of the same date, the officers and trustees of the World Fund Trust, as a group, owned less than 1% of the outstanding shares of the U.S. Growth Fund. As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Investor
Shares of the U.S. Growth Fund:

Percentage of Outstanding Shares
Record Owner	Owned
State Street Bank & Trust Co.
One Lincoln Street	31.47%
Boston, MA 02111
Brown Brothers Harriman & Co.
525 Washington Blvd	6.54%
Jersey City, NJ 07310

The percentage of the Investor Shares of the Growth Equity Fund that would be owned by the above named shareholders upon completion of the Reorganization is expected to be less, as would the aggregate percentage of the U.S. Growth Fund.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the preceding tables is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. The Funds believe that most of the shares referred to in the above tables were held by the above persons in accounts for their fiduciary, agency, or custodial customers.

Obtaining Information From the SEC. The World Fund Trust and Fenway Funds Trust are subject to the informational requirements of the 1933 Act, Securities Exchange Act of 1934 and 1940 Act and must file certain reports and other information with the SEC.

The reports and other information filed by the U.S. Growth Fund and the Growth Equity Fund can be inspected and copied at the public reference facilities maintained by the SEC located at 100 F Street, N.E., Washington, DC 20549. Copies of such materials can be obtained from the Public Reference Section, Officer of Consumer Affairs and Information Service, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this _____ day of _____, 2014, by and between Vanguard World Fund (the “Acquiring Trust”), a Delaware statutory trust with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of Vanguard U.S. Growth Fund (the “Acquiring Fund”) and Vanguard Fenway Funds (the “Acquired Fund Trust,” and together with the Acquiring Trust, the “Trusts”), a Delaware statutory trust with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of Vanguard Growth Equity Fund (the “Acquired Fund”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of (i) the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; and (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and the Acquired Fund own securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Trust is an open-end management investment company registered under the 1940 Act; WHEREAS, each of the Acquired Fund and Acquiring Fund qualifies as a “regulated investment company” under Subchapter M of the Code; WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of substantially all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; WHEREAS, the Board of Trustees of the Acquired Fund Trust has (i) determined that the exchange of substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction, and (ii) determined that the Reorganization is advisable; WHEREAS, the purpose of the Reorganization is to combine the assets of the Acquiring Fund with those of the Acquired Fund; NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING

FUND SHARES, THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer substantially all of its assets as set forth in paragraph 1.2 to the Acquiring Fund and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares (rounded to the third decimal place), determined in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including without limitation, all cash, securities, commodities and futures interests, other financial instruments, accrued amortization and accretion, receivables (including interest and dividend receivables), claims and rights of action, and rights to register shares under applicable securities laws, which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”), other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 5.3.

     1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves (expected to include expenses incurred in the ordinary course of the Acquired Fund’s operations, such as accounts payable relating to custodian and transfer agency fees, legal and audit fees, and expenses of state securities registration of the Acquired Fund’s shares) of the Acquired Fund.

     1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute pro rata to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund’s Shareholders”), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then-credited to the accounts of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of all the Acquired Fund shares owned by such shareholders as of immediately after the close of business on the Closing Date (and after the declaration and payment of any dividends). The outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

     1.6. Any reporting responsibility of the Acquired Fund including (but not limited to) the responsibility for any periods ending on or before the Closing Date for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

     1.7. The Acquiring Trust on behalf of the Acquiring Fund shall take all actions expressed herein as being the obligations of the Acquiring Fund. The Acquired Fund Trust on behalf of the Acquired Fund shall take all actions expressed herein as being the obligations of the Acquired Fund.

2. VALUATION

     2.1. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (and after the declaration and payment of any dividends) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquired Fund’s Declaration of Trust and then-current prospectus or statement of additional information.

     2.2. The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of immediately after the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s Declaration of Trust and then-current prospectus or statement of additional information.

     2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by The Vanguard Group, Inc. (“VGI”).

3. CLOSING AND CLOSING DATE

     3.1. Subject to the terms and conditions set forth herein, the Closing Date shall be February 21, 2014, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4 p.m. Eastern time. The Closing shall be held at the offices of the Acquiring Trust, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, or at such other place and time as the parties shall mutually agree.

     3.2. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the officers of the Trust, accurate appraisal of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.3. The Acquired Fund shall direct the Custodian for the Acquired Fund (the “Acquired Fund Custodian”) to deliver, at the Closing, a certificate of an authorized officer stating that (a) the assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (b) all necessary taxes in connection with the delivery of the assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund Trust on behalf of the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund shall direct the Acquired Fund Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act), as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Acquired Fund shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund.

     3.4. The Acquired Fund shall deliver to the Acquiring Fund at the Closing a list of the names and addresses of each shareholder of the Acquired Fund and the number of outstanding shares of the Acquired Fund owned by each shareholder, all as of the Closing Date, certified by the Acquired Trust’s Secretary or Assistant Secretary. The Acquiring Fund shall cause VGI to deliver at the Closing a certificate as to the opening of accounts in the Acquired Fund’s shareholders’ names on the Acquiring Fund’s share transfer books. The Acquiring Fund shall issue and deliver a confirmation to the Acquired Fund evidencing the Acquiring Fund Shares to be credited to the Acquired Fund on the Closing Date or provide evidence satisfactory to the Acquired Fund that such shares have been credited to the Acquired Fund’s account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.5. If the Acquired Fund is unable to make delivery pursuant to paragraph 3.3 hereof to the Custodian of the Acquiring Fund (the “Acquiring Fund Custodian”) of any of the assets of the Acquired Fund for the reason that any of such assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, then the Acquired Fund shall deliver, with respect to said assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

     3.6. The Acquired Fund and the Acquiring Fund shall each deliver to the other at the Closing a certificate executed in its name by an authorized officer and in form and substance satisfactory to the recipient and dated the Closing Date to the effect that the representations and warranties it made in this Agreement are true and correct as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

     4.1. The Acquired Fund represents and warrants to the Acquiring Fund that for each taxable year of operation since inception (including the taxable year including the Closing Date) the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has computed its federal income tax in a manner consistent with that election. The Acquired Fund represents and warrants to the Acquiring Fund that on or before the Closing Date, the Acquired Fund will have distributed to its shareholders an amount intended to equal all of its current and accumulated investment company taxable income and net realized capital gains, including any such income or gain accruing through the Closing Date.

     4.2. The Acquired Fund represents and warrants to the Acquiring Fund that the current prospectus, Statement of Additional Information, and shareholder report of the Acquired Fund and each prospectus, Statement of Additional Information, and shareholder report of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

     4.3. The Acquired Fund represents and warrants to the Acquiring Fund that (i) the financial statements of the Acquired Fund as of [ ]have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and such statements are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which are available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein; and (ii) the unaudited financial statements of the Acquired Fund [__________]once available, will have been prepared in accordance with GAAP consistently applied by the Acquired Fund, and such statements (copies of which are available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and that there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

     4.4. The Acquired Fund represents and warrants to the Acquiring Fund that since [ ], there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph 4.4, a decline in net asset value per share of the Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the

Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

     4.5. Since [ ], there has not been (i) any pending or to the knowledge of the Acquired Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquired Fund; (ii) any option to purchase or other right to acquire shares of the Acquired Fund issued or granted by or on behalf of the Acquired Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquired Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquired Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquired Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquired Fund; (v) any amendment of the Acquired Fund’s organizational documents in a manner materially affecting the Acquired Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquired Fund other than a lien for taxes not yet due and payable.

     4.6. The Acquired Fund represents and warrants to the Acquiring Fund that on the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

     4.7. The Acquired Fund represents and warrants to the Acquiring Fund that the Acquired Fund is a series of a statutory trust that has been duly formed and is in good standing under the laws of the State of Delaware. The Acquired Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

     4.8. The Acquired Fund represents and warrants to the Acquiring Fund that: (i) the Agreement has been duly authorized, executed and delivered by the Acquired Fund and constitutes a valid and legally binding obligation of the Acquired Fund; and (ii) the Agreement is enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

     4.9. The Acquired Fund represents and warrants to the Acquiring Fund that the Registration Statement on Form N-14 of the Acquiring Fund and the Prospectus contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquired Fund based on information provided in writing by the Acquired Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquired Fund based on information provided in writing by the Acquired Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Acquired Fund for use in the Registration Statement or any other materials provided by the Acquired Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

     4.10. The Acquired Fund represents and warrants to the Acquiring Fund that it has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or included in the liabilities as provided in paragraph 1.3 hereof.

     4.11. The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share of the Acquired Fund. All issued and outstanding shares of beneficial interest of the Acquired Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized, legally issued, fully paid and non-assessable, and are not subject to preemptive or dissenter’s rights.

     4.12. The Acquiring Fund represents and warrants to the Acquired Fund that for each taxable year of the Acquiring Fund’s operation since inception (including the taxable year including the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has computed its federal income taxes in a manner consistent with that election, and intends to so qualify and elect each taxable year following the Reorganization.

     4.13. The Acquiring Fund represents and warrants to the Acquired Fund that the current prospectus, statement of additional information and shareholder report of the Acquiring Fund and each prospectus, statement of additional information and shareholder report of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

     4.14. The Acquiring Fund represents and warrants to the Acquired Fund that (i) the financial statements of the Acquiring Fund as of [_______________], have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and such statements are in accordance with GAAP consistently applied, and such statements (copies of which are available to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein; and (ii) the unaudited financial statements of the Acquiring Fund for [__________]once available, will have been prepared in accordance with GAAP consistently applied by the Acquiring Fund, and such statements (copies of which are available to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and that there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

     4.15. The Acquiring Fund represents and warrants to the Acquired Fund that since [ ], there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this paragraph 4.15, a decline in net asset value per share of the Acquiring Fund’s shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change.

     4.16. Since [ ], there has not been (i) any pending or to the knowledge of the Acquiring Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

     4.17. The Acquiring Fund represents and warrants to the Acquired Fund that on the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

     4.18. The Acquiring Fund represents and warrants to the Acquired Fund that the Acquiring Fund is a business trust that has been duly formed and is validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

     4.19. The Acquiring Fund represents and warrants to the Acquired Fund that the Agreement has been duly authorized, executed and delivered by the Acquiring Fund and constitutes a valid and legally binding obligation of the Acquiring Trust on behalf of the Acquiring Fund; and the Agreement is enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

     4.20. The Acquiring Fund represents and warrants to the Acquired Fund that the Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund’s Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and legally issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s prospectus).

     4.21. The Acquiring Fund represents and warrants to the Acquired Fund that the Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.21 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquired Fund furnished to the Acquiring Fund by the Acquired Fund. Any written information furnished by the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund in connection with the

Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1. The Acquiring Fund and the Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable.

     5.2. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.3. The Acquired Fund will distribute to the shareholders of the Acquired Fund on or before the Closing Date an amount intended to equal all of its current or accumulated investment company taxable income and realized net capital gain, including any such income or gain accruing through the Closing Date.

     5.4. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

     5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Acquired Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.6. The Acquiring Fund will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund. The Registration Statement shall include a prospectus relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, then the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

     6.1. The Board of Trustees of the Acquired Fund Trust shall have determined in good faith that (a) participating in the transaction is in the best interests of the Acquired Fund, and (b) the interests of existing shareholders of the Acquired Fund will not be diluted as a result of its effecting the transaction.

     6.2. The Board of Trustees of the Acquiring Trust shall have determined in good faith that (a) participating in the transaction is in the best interests of the Acquiring Fund, and (b) the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of its effecting the transaction.

     6.3. On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquiring Fund or the Acquired Fund from completing the transactions contemplated herein.

     6.4. The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transaction contemplated by this Agreement under Section 25(c) of the 1940 Act.

     6.5. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

     6.6. The Acquiring Fund’s Registration Statement relating to the shares to be issued in connection with the transactions contemplated by this Agreement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     6.7 The parties shall have received the opinion of counsel addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that, based upon certain facts, assumptions, and representations: 6.7.1. The acquisition by Acquiring Fund of substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund’s Shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

     6.7.2. Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Funds except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

     6.7.3. Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by Acquired Fund in the Reorganization.

     6.7.4. Acquiring Fund will recognize no gain or loss upon receiving the assets of Acquired Fund and assuming the liabilities of Acquired Fund in exchange solely for Acquiring Fund Shares.

     6.7.5. The adjusted basis to Acquiring Fund of the assets of Acquired Fund received by Acquiring Fund in the reorganization will be the same as the adjusted basis of those assets in the hands of Acquired Fund immediately before the exchange, except for certain adjustments that may be required to be made as a result of the close of Acquired Fund’s taxable year due to the reorganization or as a result of gain recognized on the transfer of certain assets of Acquired Fund.

     6.7.6. Acquiring Fund’s holding periods with respect to the assets of Acquired Fund that Acquiring Fund acquires in the transaction will include the respective periods for which those assets were held by Acquired Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset and except for any assets which may be marked to market for U.S.

federal income tax purposes on the termination of the Acquired Fund’s taxable year or on which gain was recognized upon the transfer to the Acquired Fund).

     6.7.7. The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Acquired Fund Shares.

     6.7.8. The basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the transaction will be the same as the basis of Acquired Fund Shares surrendered by the Acquired Fund’s Shareholder in exchange therefor.

     6.7.9. An Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the transaction will include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of the Reorganization.

     6.7.10. Pursuant to Section 381 of the Code and Section 1.381(a)-1 of the United States Treasury regulations, the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

     6.8. All representations and warranties of the Acquiring Fund and the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     6.9. The Acquiring Fund and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund and the Acquired Fund on or before the Closing Date.

7. BROKERAGE FEES AND EXPENSES

     7.1. The Acquiring Fund and the Acquired Fund each represent and warrant to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

     7.2. Each party to this Agreement shall bear its own expenses in connection with carrying out the terms of this Agreement.

8. TERMINATION

This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, this Agreement may be terminated as follows at or prior to the Closing Date: (a) the Acquired Fund may terminate this Agreement by resolution of the Board of Trustees of the Acquired Fund Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquired Fund or the shareholders of the Acquired Fund.

     (b) the Acquiring Fund may terminate this Agreement by resolution of the Board of Trustees of the Acquiring Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquiring Fund or the shareholders of the Acquiring Fund.

9. AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund.

10. ENTIRE AGREEMENT; TERMINATION OF WARRANTIES

     10.1. The Acquired Fund and the Acquiring Fund agree that neither party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. Notwithstanding the foregoing sentence, the covenants to be performed after the Closing shall survive the Closing.

11. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY; COUNTERPARTS

     11.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     11.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

     11.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     11.4. All persons dealing with the Acquiring Trust on behalf of the Acquiring Fund must look solely to the property of the Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents, or shareholders assume any personal liability for obligations entered into on behalf of the Acquiring Fund. No series of the Acquiring Trust shall be liable for any claims against any other series of the Trust. The Acquired Fund Trust on behalf of the Acquired Fund specifically acknowledges and agrees that any liability of the Acquired Fund Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund and that no other series of the Acquiring Trust shall be liable with respect thereto.

     11.5. All persons dealing with the Acquired Fund Trust on behalf of the Acquired Fund must look solely to the property of the Acquired Fund for the enforcement of any claims as none of the trustees, officers, agents, or shareholders assume any personal liability for obligations entered into on behalf of the Acquired Fund. No series of the Acquired Fund Trust shall be liable for any claims against any other series of the Trust. The Acquiring Trust on behalf of the Acquiring Fund specifically acknowledges and agrees that any liability of the Acquiring Trust under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund and that no other series of the Acquired Fund Trust shall be liable with respect thereto.

     11.6. This Agreement may be executed in one or more counterparts, all of which counterparts shall together constitute one and the same agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer and attested by its Secretary or Assistant Secretary.

ATTEST	VANGUARD WORLD FUND, ON BEHALF OF
VANGUARD U.S. GROWTH FUND

Name: Heidi Stam		Name: F. William McNabb III
Title:	Secretary	Title:	President and Chief Executive Officer

ATTEST	VANGUARD FENWAY FUNDS, ON BEHALF OF
VANGUARD GROWTH EQUITY FUND

Name: Heidi Stam		Name: F. William McNabb III
Title:	Secretary	Title:	President and Chief Executive Officer

Vanguard U.S. Growth Fund
Prospectus

December 23, 2013

Investor Shares & Admiral™ Shares
Vanguard U.S. Growth Fund Investor Shares (VWUSX)
Vanguard U.S. Growth Fund Admiral Shares (VWUAX)

This prospectus contains financial data for the Fund through the fiscal year ended August 31, 2013.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	23
More on the Fund	6	Purchasing Shares	23
The Fund and Vanguard	13	Converting Shares	26
Investment Advisors	14	Redeeming Shares	27
Dividends, Capital Gains, and Taxes	16	Exchanging Shares	30
Share Price	19	Frequent-Trading Limitations	31
Financial Highlights	20	Other Rules You Should Know	33
		Fund and Account Updates	37
		Contacting Vanguard	39
		Additional Information	40
		Glossary of Investment Terms	41

Fund Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for certain fund account balances	$20/year	$20/year
below $10,000)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.43%	0.29%
12b-1 Distribution Fee	None	None
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.45%	0.31%

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$46	$144	$252	$567
Admiral Shares	$32	$100	$174	$393

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38%.

Primary Investment Strategies

The Fund invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. Under normal circumstances, at least 80% of the Fund’s assets will be invested in securities issued by U.S. companies. The Fund uses multiple investment advisors.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Large-cap growth stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

• Asset concentration risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks. The Fund tends to invest a high percentage of assets in its ten largest holdings.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the information technology sector subjects the Fund to proportionately higher exposure to the risks of this sector.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of relevant market indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard U.S. Growth Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2013, was 22.06%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.23% (quarter ended March 31, 2012), and the lowest return for a quarter was –21.69% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012

	1 Year	5 Years	10 Years
Vanguard U.S. Growth Fund Investor Shares
Return Before Taxes	18.43%	1.94%	6.35%
Return After Taxes on Distributions	18.33	1.85	6.27
Return After Taxes on Distributions and Sale of Fund Shares	12.10	1.64	5.58
Vanguard U.S. Growth Fund Admiral Shares
Return Before Taxes	18.54%	2.10%	6.55%
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Russell 1000 Growth Index	15.26%	3.12%	7.52%
Standard & Poor's 500 Index	16.00	1.66	7.10

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisors

Delaware Investments Fund Advisers

Wellington Management Company, LLP (Wellington Management)

William Blair & Company, L.L.C. (William Blair & Company)

Portfolio Managers

Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at Delaware Investments Fund Advisers. He has co-managed a portion of the Fund since 2010.

Christopher M. Ericksen, CFA, Vice President, Portfolio Manager, and Equity Analyst at Delaware Investments Fund Advisers. He has co-managed a portion of the Fund since 2010.

Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at Delaware Investments Fund Advisers. He has co-managed a portion of the Fund since 2010.

Jeffrey S. Van Harte, CFA, Senior Vice President and Chief Investment Officer—Focus Growth Equity at Delaware Investments Fund Advisers. He has co-managed a portion of the Fund since 2010.

Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has managed a portion of the Fund since 2010.

James Golan, CFA, Partner and Portfolio Manager of William Blair & Company. He has co-managed a portion of the Fund since 2010.

David Ricci, CFA, Partner and Portfolio Manager of William Blair & Company. He has co-managed a portion of the Fund since 2011.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares	Admiral Shares*
To open and maintain an account	$3,000	$50,000
To add to an existing account	Generally $100 (other than	Generally $100 (other than
	by Automatic Investment	by Automatic Investment
	Plan, which has no	Plan, which has no
	established minimum)	established minimum)

*Institutional and financial intermediary clients should contact Vanguard for information on special eligibility rules that may apply to them.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares.

More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

The Fund offers two separate classes of shares: Investor Shares and Admiral Shares.

Both share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard U.S. Growth Fund’s expense ratios would be as follows: for Investor Shares, 0.45%, or $4.50 per $1,000 of average net assets;
for Admiral Shares, 0.31%, or $3.10 per $1,000 of average net assets. The average expense ratio for large-cap growth funds in 2012 was 1.28%, or $12.80 per $1,000 of average net assets (derived from data provided by Lipper, a
Thomson Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund‘s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund‘s policy of investing at least 80% of its assets in securities issued by U.S. companies may be changed only upon 60 days‘ notice to shareholders.

Market Exposure

The Fund invests mainly in common stocks of companies that, in the advisors’ opinions, offer favorable prospects for capital appreciation. These stocks tend to produce little current income. The Fund generally focuses on companies that are considered large-cap by the Fund’s investment advisors.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund’s stock portfolio as of August 31, 2013, was $39.3 billion.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of U.S. market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each style has periods when it outperforms the other.

The Fund is subject to investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Large-cap growth stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Security Selection

The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor’s evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment.

Each advisor uses a different process to select securities for its portion of the Fund’s assets; however, each is committed to buying stocks of large companies that the advisor believes have above-average earnings growth potential. Under normal circumstances, the Fund will invest at least 80% of its assets in securities issued by U.S. companies.

Delaware Investments Fund Advisers invests primarily in common stocks of large-capitalization, growth-oriented companies that it believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. The advisor uses a bottom-up approach, seeking companies that have large-end market potential, dominant business models, and strong free cash flow generation that is attractively priced compared with the intrinsic value of the securities. Delaware Investments Fund Advisers tends to hold a relatively focused portfolio with a limited number of stocks.

Wellington Management Company, LLP (Wellington Management), employs a traditional, bottom-up fundamental research approach to identify securities that possess sustainable growth at reasonable valuations. Wellington Management identifies companies that have demonstrated above-average growth in the past, then conducts a thorough review of each company’s business model. The goal of this review is to identify companies that can sustain above-average growth because of their superior business models as represented by high returns on capital, strong management, and quality balance sheets. A disciplined valuation analysis follows to determine which securities are attractively priced.

William Blair & Company, L.L.C. (William Blair & Company), uses an investment process that relies on thorough, in-depth fundamental analysis. William Blair & Company invests in companies that it believes are high-quality and have sustainable, above-average growth. In selecting stocks, the advisor considers some or all of the following company criteria: leadership position within the markets served, quality of the products or services provided, marketing capability, return on equity, accounting policies/financial transparency, and quality/depth of the management team.

Because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund is subject to asset concentration risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the information technology sector subjects the Fund to proportionately higher exposure to the risks of this sector.

Other Investment Policies and Risks

Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the S&P 500 Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund’s securities from falling in value during foreign market downswings.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives—such as exchange-
traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. Non-exchange-traded derivatives (such as certain swap agreements and foreign currency exchange forward contracts), on the other hand, tend to be more specialized or complex and may be harder to value.

To facilitate cash flows to and from the Fund’s advisors, The Vanguard Group, Inc. (Vanguard) typically invests a small portion of the Fund’s assets in stock index futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. These stock index futures and

ETFs typically provide returns similar to those of common stocks. Vanguard may also purchase futures or ETFs when doing so will reduce the Fund’s transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Cash Management

The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each Vanguard fund (other than money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for large-cap growth funds was approximately 70%, as reported by Morningstar, Inc., on August 31, 2013.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of more than 180 mutual funds holding assets of approximately $2.2 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisors

The Fund uses a multimanager approach to invest its assets. Each advisor independently manages its assigned portion of the Fund’s assets, subject to the supervision and oversight of Vanguard and the Fund’s board of trustees. The board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

• Delaware Investments Fund Advisers, 2005 Market Street, Philadelphia, PA 19103, a series of Delaware Management Business Trust, is an investment management firm and a subsidiary of Delaware Management Holdings, Inc. (“DMHI”). DMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group, Limited (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial advisory, and investment services. As of August 31, 2013, Delaware Management Business Trust managed approximately $183 billion in assets.

• Wellington Management Company, LLP, 280 Congress Street, Boston, MA 02210, is a Massachusetts limited liability partnership and an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of August 31, 2013, Wellington Management had investment management authority with respect to approximately $799 billion in assets.

• William Blair & Company, L.L.C., 222 West Adam Street, Chicago, IL 60608, is an independently owned full-service investment management firm founded in 1935. The firm manages assets for mutual funds, public and private employee benefits plans, foundations, endowments, institutions, and separate accounts. As of August 31, 2013, William Blair & Company managed approximately $58 billion in assets.

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the Russell 1000 Growth Index over the preceding 36-month period (a 60-month period for William Blair & Company). When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.

For the fiscal year ended August 31, 2013, the aggregate advisory fee represented an effective annual rate of 0.17% of the Fund’s average net assets before a performance-based decrease of 0.01%.

Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised.

For a discussion of why the board of trustees approved the Fund’s investment advisory agreements, see the most recent semiannual report to shareholders covering the fiscal period ended February 28.

The managers primarily responsible for the day-to-day management of the Fund are:

Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at Delaware Investments Fund Advisers. He has worked in investment management since 1988, has managed investment portfolios since joining Delaware Investments Fund Advisers in 2005, and has co-managed a portion of the Fund since 2010. Education: B.S., University of Delaware.

Christopher M. Ericksen, CFA, Vice President, Portfolio Manager, and Equity Analyst at Delaware Investments Fund Advisers. He has worked in investment management since 1994, has managed investment portfolios since 2004, has been with Delaware Investments Fund Advisers since 2005, and has co-managed a portion of the Fund since 2010. Education: B.S., Carnegie Mellon University.

Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at Delaware Investments Fund Advisers. He has worked in investment management since 1994, has managed investment portfolios since 1996, has been with Delaware Investments Fund Advisers since 2005, and has co-managed a portion of the Fund since 2010. Education: B.S. and M.B.A., University of California at Berkeley.

Jeffrey S. Van Harte, CFA, Senior Vice President and Chief Investment Officer—Focus Growth Equity at Delaware Investments Fund Advisers. He has worked in investment management since 1980, has managed investment portfolios since 1984, has been with Delaware Investments Fund Advisers since 2005, and has co-managed a portion of the Fund since 2010. Education: B.A., California State University at Fullerton.

Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has worked in investment management for Wellington Management since 1994, has managed investment portfolios since 2000, and has managed a portion of the Fund since 2010. Education: B.A., Amherst College; M.B.A., Tuck School of Business, Dartmouth College.

James Golan, CFA, Partner and Portfolio Manager of William Blair & Company. He has worked in investment management since 1988, has been with William Blair & Company since 2000, has managed investment portfolios since 2005, and has co-managed a portion of the Fund since 2010. Education: B.A., DePauw University; M.B.A., J.L. Kellogg Graduate School of Management, Northwestern University.

David Ricci, CFA, Partner and Portfolio Manager of William Blair & Company. He has worked in investment management at William Blair & Company since 1994, has managed investment portfolios since 2005, and has co-managed a portion of the Fund since 2011. Education: Sc.B., Brown University; M.B.A., Harvard Business School.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest or dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income and capital gains distributions, if any, generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend or short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,”if any, distributed by the Fund.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide us with your correct taxpayer identification number.
  Certify that the taxpayer identification number is correct.
  Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, generally are not sold outside the United States, except to certain qualified investors. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the Non-U.S. Investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Plain Talk About Buying a Dividend

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund‘s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Fund’s Investor Shares as an example. The Investor
Shares began fiscal year 2013 with a net asset value (price) of $20.79 per share.
During the year, each Investor Share earned $0.134 from investment income
(interest and dividends) and $3.861 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.115 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $24.67, reflecting earnings of $3.995 per share and distributions of $0.115 per share. This was an increase of $3.88 per share (from $20.79 at the beginning of the year to $24.67 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 19.31% for the year.

As of August 31, 2013, the Investor Shares had approximately $3.1 billion in net assets. For the year, the expense ratio was 0.45% ($4.50 per $1,000 of net assets), and the net investment income amounted to 0.59% of average net assets. The Fund sold and replaced securities valued at 38% of its net assets.

U.S. Growth Fund Investor Shares
			Year Ended August 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$20.79	$18.12	$14.75	$14.83	$17.89
Investment Operations
Net Investment Income	.134	.068	.108[1]	.105	.105
Net Realized and Unrealized Gain (Loss)
on Investments	3.861	2.679	3.370	(.099)	(3.049)
Total from Investment Operations	3.995	2.747	3.478	.006	(2.944)
Distributions
Dividends from Net Investment Income	(.115)	(.077)	(.108)	(.086)	(.116)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.115)	(.077)	(.108)	(.086)	(.116)
Net Asset Value, End of Period	$24.67	$20.79	$18.12	$14.75	$14.83
Total Return[2]	19.31%	15.22%	23.58%	–0.02% –16.29%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,137	$2,975	$2,893	$2,796	$2,956
Ratio of Total Expenses to Average Net Assets[3]	0.45%	0.45%	0.44%	0.45%	0.49%
Ratio of Net Investment Income to Average
Net Assets	0.59%	0.35%	0.61%[1]	0.66%	0.79%
Portfolio Turnover Rate	38%	43%	89%	74%	101%
1 Net investment income per share and the ratio of net investment income to average net assets include $0.016 and 0.09%, respectively, resulting from a special dividend from Verisign Inc. in December, 2010.
2 Total returns do not include account service fees that may have applied in the periods shown.
3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), (0.03%), and (0.03%).

U.S. Growth Fund Admiral Shares
			Year Ended August 31,
For a Share Oustanding Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$53.85	$46.94	$38.20	$38.41	$46.37
Investment Operations
Net Investment Income	.440	.258	.345[1]	.338	.335
Net Realized and Unrealized Gain (Loss)
on Investments	10.002	6.924	8.734	(.256)	(7.919)
Total from Investment Operations	10.442	7.182	9.079	.082	(7.584)
Distributions
Dividends from Net Investment Income	(.382)	(.272)	(.339)	(.292)	(.376)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.382)	(.272)	(.339)	(.292)	(.376)
Net Asset Value, End of Period	$63.91	$53.85	$46.94	$38.20	$38.41
Total Return[2]	19.51%	15.38%	23.77%	0.13% –16.15%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,141	$869	$678	$737	$838
Ratio of Total Expenses to Average Net Assets[3]	0.31%	0.31%	0.30%	0.29%	0.30%
Ratio of Net Investment Income to Average
Net Assets	0.73%	0.49%	0.75%[1]	0.82%	0.98%
Portfolio Turnover Rate	38%	43%	89%	74%	101%
1 Net investment income per share and the ratio of net investment income to average net assets include $0.041 and 0.09%, respectively, resulting from a special dividend from Verisign Inc. in December, 2010.
2 Total returns do not include account service fees that may have applied in the periods shown.
3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), (0.03%), and (0.03%).

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See

Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Investor Shares To open and maintain an account. $3,000.

To add to an existing account. Generally $100 (other than by Automatic Investment Plan, which has no established minimum).

Account Minimums for Admiral Shares

To open and maintain an account. $50,000. If you request Admiral Shares when you open a new account but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Institutional and financial intermediary clients should contact Vanguard for information on special eligibility rules that may apply to them.

To add to an existing account. Generally $100 (other than by Automatic Investment Plan, which has no established minimum).

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for share classes in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you designated for withdrawal of funds from your bank account. Your bank account generally will be debited on the business day after your trade date. If the date you designated for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in the Fund is at least $50,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Institutional and financial intermediary clients should contact Vanguard for information on special eligibility rules that may apply to them. See

Contacting Vanguard.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $50,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Institutional and financial intermediary clients should contact Vanguard for information on special eligibility rules that may apply to them.

Mandatory Conversions to Investor Shares

If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave

Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by written request. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients.

Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one summary prospectus (or prospectus) and/or shareholder report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard charges a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services® account.

• Accounts held through intermediaries.

• Accounts held by institutional clients.

• Accounts held by Voyager, Voyager Select, and Flagship clients. Eligibility is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, and $1 million for Vanguard Flagship Services®. Vanguard determines eligibility by aggregating assets of all qualifying accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, certain annuities through Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included in determining eligibility if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

• Participant accounts in employer-sponsored defined contribution plans.* Please consult your enrollment materials for the rules that apply to your account.

• Section 529 college savings plans.

* The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This policy applies to nonretirement fund accounts and accounts that are held through intermediaries.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. If you prefer, you may request to receive monthly portfolio summaries. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, we are required to provide annual tax forms to assist you in preparing your income tax returns. We will generally send (or provide through our website, whichever you prefer) annual tax forms in January. These forms will report the previous year’s dividends, capital gains distributions, proceeds from the sale of shares from taxable accounts, and distributions from IRAs and other retirement plans. Registered users of vanguard.com can also view these forms through our website. Vanguard may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard U.S. Growth Fund twice a year, in April and October. These reports include overviews of the financial markets and provide the following specific Fund information:

  Performance assessments and comparisons with industry benchmarks.
  Reports from the advisors.
  Financial statements with listings of Fund holdings.

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of the Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated 30 calendar days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated 15 calendar days after the end of the calendar quarter. Additionally, we generally post the ten largest stock portfolio holdings of the Fund as of the end of the most recent month. This list is generally updated 10 business days after the end of the month. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447	For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Institutional Division	For information and services for large institutional investors
888-809-8102	Hours of operation: Monday–Friday, 8:30 a.m. to 9 p.m.,
Eastern time
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Hours of operation: Monday–Friday, 8:30 a.m. to 7 p.m.,
Eastern time

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions and Intermediaries)	The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight Mail	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

	Inception	Suitable	Newspaper	Vanguard	CUSIP
	Date	for IRAs	Abbreviation	Fund Number	Number
U.S. Growth Fund
Investor Shares	1/6/1959	Yes	USGro	23	921910105
Admiral Shares	8/13/2001	Yes	USGroAdml	523	921910600

CFA® is a trademark owned by CFA Institute.

Morningstar data © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Glossary of Investment Terms

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Russell 1000 Growth Index. An index that measures the performance of those Russell 1000 companies with higher price/book ratios and higher predicted growth rates.

Securities. Stocks, bonds, money market instruments, and other investments.

Standard & Poor’s 500 Index. A widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

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P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard U.S. Growth Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

The Vanguard Group

Investor Information Department P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-662-7447

Text telephone for people with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department Telephone: 800-662-2739

Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-01027

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 023 122013

COMBINED INFORMATION STATEMENT/PROSPECTUS

TABLE OF CONTENTS

INTRODUCTION
Proposal Summary	COVER

OVERVIEW	7
The Proposed Reorganization	7
Investment Objectives, Strategies, and Risks of Each Fund	7
Investment Advisor	7
Service Arrangements	9
Purchase, Redemption, Exchange, and Conversion Information	9
Distribution Schedules
Tax-Free Reorganization	9
Fees and Expenses	10
Portfolio Turnover	11

INVESTMENT PRACTICES AND RISK CONSIDERATIONS	12
Investment Objective	12
Primary Investment Strategies	12
Primary Risks	12
Other Investment Policies and Risks	13
Comparison of Investment Objectives, Investment Strategies and Risks	14
Investment Advisor and Portfolio Managers	14
Comparison of Fundamental Investment Restrictions	16
Investment Performance of the Funds	17
Share Price	19
Purchases, Redemptions and Exchanges of Fund Shares; Other
Shareholder Information	20
Payments to Financial Intermediaries	24
Advisory Arrangements	24
Dividends, Capital Gains, and Taxes	25

Frequent-Trading Limitations	26

Financial Highlights	28
Information About the Reorganization	29

ADDITIONAL INFORMATION ABOUT THE FUNDS	31
Form of Organization	31
Trustees	31
Voting Rights	31
Independent Auditor	32
Service Agreements	32

GENERAL INFORMATION	33
Annual/Semiannual Reports	33
Principal Shareholders	34
Obtaining Information From the SEC	34

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION	A-1

U.S. GROWTH FUND PROSPECTUS

PART B

STATEMENT OF ADDITIONAL INFORMATION

Vanguard Growth Equity Fund
A Series of Vanguard Fenway Funds
P.O. Box 2600
Valley Forge, Pennsylvania 19482
800-662-7447

Vanguard U.S. Growth Fund
A Series of Vanguard World Fund
P.O. Box 2600
Valley Forge, Pennsylvania 19482
800-662-7447

The date of this Statement of Additional Information is January 14, 2014.

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Information Statement and Prospectus dated January 14, 2014, for use in connection with the Reorganization of Vanguard Growth Equity Fund (“Growth Equity Fund”) and Vanguard U.S. Growth Fund (“U.S. Growth Fund,” collectively with the Growth Equity Fund, the “Funds”). A copy of the Information Statement and Prospectus may be obtained without charge by calling Vanguard at 800-662-7447 or writing Vanguard at P.O. Box 2600, Valley Forge, PA 19482-2600.

This SAI relates specifically to the proposed Reorganization of the Growth Equity Fund with and into the U.S. Growth Fund. The SAI consists of this cover page, the pro forma financial statements on the following pages and the following described documents, each of which are attached hereto and hereby incorporated by reference.

(1) The Growth Equity Fund’’ prospectus dated January 25, 2013, as supplemented (Accession Number 0000932471-13-000275);

(2) The Statement of Additional Information for the Growth Equity Fund dated January 25, 2013, as supplemented (Accession Number 0000932471-13-000275);

(3) The Statement of Additional Information for the U.S. Growth Fund dated December 27, 2012, as supplemented (Accession Number 0000932471-12-005870);

(4) Audited financial statements for the Growth Equity Fund for the year ended September 30, 2013 (Accession Number 0000932471-13-008410);

(5) Audited financial statements for the U.S. Growth Fund for the period ended August 31, 2013 (Accession Number 0000932471-13-008355); and

(6) Pro Forma Financial Information.

Growth Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (96.1%)[1]
Consumer Discretionary (16.4%)
Harley-Davidson Inc.	195,791	12,578
* Amazon.com Inc.	38,418	12,011
TJX Cos. Inc.	204,069	11,508
* Michael Kors Holdings Ltd.	141,642	10,555
NIKE Inc. Class B	137,408	9,981
Inditex SA ADR	272,482	8,406
Ralph Lauren Corp. Class A	48,251	7,948
* TripAdvisor Inc.	94,177	7,142
* priceline.com Inc.	6,964	7,040
* CarMax Inc.	113,739	5,513
Luxottica Group SPA ADR	94,542	4,970
* Netflix Inc.	14,118	4,366
Starbucks Corp.	49,529	3,812
Prada SPA	388,535	3,774
Home Depot Inc.	44,920	3,407
* ASOS plc ADR	37,603	3,178
* O’Reilly Automotive Inc.	24,701	3,152
Burberry Group plc	71,701	1,897
		121,238
Consumer Staples (8.2%)
Whole Foods Market Inc.	205,969	12,049
Brown-Forman Corp.
Class B	172,455	11,749
Colgate-Palmolive Co.	144,384	8,562
Costco Wholesale Corp.	70,279	8,091
Beam Inc.	106,390	6,878
Estee Lauder Cos. Inc.
Class A	98,239	6,867
Kraft Foods Group Inc.	121,820	6,388
* Sprouts Farmers Market Inc.	3,732	166

60,750

Energy (6.1%)
EOG Resources Inc.	64,138	10,857
Apache Corp.	112,804	9,604
Exxon Mobil Corp.	110,970	9,548
Noble Energy Inc.	127,569	8,549
Schlumberger Ltd.	76,916	6,796
		45,354

		Market
		Value
	Shares	($000)
Financials (14.1%)
First Republic Bank	381,993	17,812
Progressive Corp.	611,124	16,641
US Bancorp	431,675	15,791
* Berkshire Hathaway Inc.
Class B	124,016	14,077
M&T Bank Corp.	83,528	9,348
Fairfax Financial Holdings
Ltd.	21,120	8,541
Goldman Sachs Group Inc.	51,918	8,214
Morgan Stanley	268,937	7,248
* Markel Corp.	12,100	6,265
		103,937
Health Care (17.9%)
Johnson & Johnson	221,960	19,242
Pfizer Inc.	494,210	14,189
* Gilead Sciences Inc.	184,462	11,592
* Biogen Idec Inc.	46,999	11,315
* Life Technologies Corp.	126,142	9,439
* Express Scripts Holding
Co.	137,003	8,464
* Vertex Pharmaceuticals
Inc.	108,650	8,238
Novo Nordisk A/S ADR	39,399	6,667
* Alexion Pharmaceuticals
Inc.	56,196	6,528
Allergan Inc.	69,398	6,277
Bristol-Myers Squibb Co.	127,864	5,917
* Seattle Genetics Inc.	130,730	5,730
* BioMarin Pharmaceutical
Inc.	53,486	3,863
* Waters Corp.	35,404	3,760
* IDEXX Laboratories Inc.	35,019	3,490
* Genomic Health Inc.	106,620	3,260
Shire plc ADR	26,308	3,154
Essilor International SA	10,506	1,130
		132,255
Industrials (9.1%)

	Watsco Inc.	150,600	14,197
	United Parcel Service Inc.
	Class B	153,405	14,017

			Market
			Value
		Shares	($000)
	Danaher Corp.	131,208	9,095
	Precision Castparts Corp.	36,992	8,406
	TransDigm Group Inc.	55,337	7,675
^	Canadian Pacific Railway
	Ltd.	42,403	5,228
	AMETEK Inc.	108,781	5,006
	Rockwell Automation Inc.	31,189	3,336
			66,960
Information Technology (21.5%)
*	Google Inc. Class A	32,135	28,147
*	eBay Inc.	329,156	18,364
	Apple Inc.	32,785	15,630
	Mastercard Inc. Class A	19,886	13,379
*	LinkedIn Corp. Class A	51,830	12,753
*	Facebook Inc. Class A	155,948	7,835
	Analog Devices Inc.	166,520	7,835
*	Salesforce.com Inc.	129,312	6,713
*	VMware Inc. Class A	81,245	6,573
*	Red Hat Inc.	138,786	6,404
	EMC Corp.	248,483	6,351
*	F5 Networks Inc.	56,939	4,883
	Linear Technology Corp.	117,347	4,654
	Altera Corp.	119,961	4,458
	Xilinx Inc.	94,530	4,430
*	Workday Inc. Class A	53,435	4,324
*	FleetCor Technologies Inc.	28,055	3,090
*	Teradata Corp.	47,437	2,630
			158,453
Materials (2.1%)
	Monsanto Co.	117,560	12,270
	Martin Marietta Materials
	Inc.	32,610	3,201
			15,471

			Market
			Value
		Shares	($000)
Telecommunication Services (0.7%)
* SBA Communications Corp.
Class A		66,009	5,311
Total Common Stocks

(Cost $542,169)		709,729
Temporary Cash Investments (5.0%)[1]
Money Market Fund (4.8%)
[2,3] Vanguard Market Liquidity
Fund, 0.112%	35,478,028	35,478

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.2%)
[4,5] Freddie Mac Discount
Notes, 0.063%, 3/17/14	1,300	1,299
Total Temporary Cash Investments
(Cost $36,778)		36,777
Total Investments (101.1%)
(Cost $578,947)		746,506
Other Assets and Liabilities (-1.1%)
Other Assets		2,510
Liabilities[3]		(10,609)
		(8,099)
Net Assets (100%)
Applicable to 49,700,698 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		738,407
Net Asset Value Per Share		$14.86

At September 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	630,023
Undistributed Net Investment Income	938
Accumulated Net Realized Losses	(59,892)
Unrealized Appreciation (Depreciation)
Investment Securities	167,559
Futures Contracts	(217)
Foreign Currencies	(4)
Net Assets	738,407

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $4,957,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.1% and 2.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $5,146,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the
U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $1,199,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Growth Equity Fund

Statement of Operations
Year Ended
September
30, 2013
($000)
Investment Income
Income
Dividends[1]	11,024
Interest[2]	50
Securities Lending	174
Total Income	11,248
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,726
Performance Adjustment	(334)
The Vanguard Group—Note C
Management and Administrative	2,212
Marketing and Distribution	135
Custodian Fees	28
Auditing Fees	26
Shareholders’ Reports	18
Trustees’ Fees and Expenses	3
Total Expenses	3,814
Expenses Paid Indirectly	(19)
Net Expenses	3,795
Net Investment Income	7,453
Realized Net Gain (Loss)
Investment Securities Sold	98,064
Futures Contracts	4,313
Foreign Currencies	(10)
Realized Net Gain (Loss)	102,367
Change in Unrealized Appreciation (Depreciation)
Investment Securities	21,701
Futures Contracts	16
Foreign Currencies	(4)
Change in Unrealized Appreciation (Depreciation)	21,713
Net Increase (Decrease) in Net Assets Resulting from Operations	131,533
1 Dividends are net of foreign withholding taxes of $81,000.
2 Interest income from an affiliated company of the fund was $44,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,453	3,565
Realized Net Gain (Loss)	102,367	39,049
Change in Unrealized Appreciation (Depreciation)	21,713	112,420
Net Increase (Decrease) in Net Assets Resulting from Operations	131,533	155,034
Distributions
Net Investment Income	(7,387)	(3,035)
Realized Capital Gain	—	—
Total Distributions	(7,387)	(3,035)
Capital Share Transactions
Issued	109,102	184,615
Issued in Lieu of Cash Distributions	7,168	2,957
Redeemed	(248,598)	(172,298)
Net Increase (Decrease) from Capital Share Transactions	(132,328)	15,274
Total Increase (Decrease)	(8,182)	167,273
Net Assets
Beginning of Period	746,589	579,316
End of Period[1]	738,407	746,589
1 Net Assets—End of Period includes undistributed net
investment income of $938,000 and $882,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of
Period	$12.53	$9.93	$9.77	$8.60	$9.46
Investment Operations
Net Investment Income	.131[1]	.061	.067	.062	.085
Net Realized and Unrealized
Gain (Loss)
on Investments	2.326	2.591	.168	1.183	(.883)
Total from Investment
Operations	2.457	2.652	.235	1.245	(.798)
Distributions
Dividends from Net Investment
Income	(.127)	(. 052)	(. 075)	(.075)	(.062)
Distributions from Realized
Capital Gains	—	—	—	—	—
Total Distributions	(.127)	(. 052)	(. 075)	(.075)	(.062)
Net Asset Value, End of Period	$14.86	$12.53	$9.93	$9.77	$8.60

Total Return[2]	19.82%	26.80%	2.35%	14.54%	-8.25%

Ratios/Supplemental Data
Net Assets, End of Period
(Millions)	$738	$747	$579	$597	$594
Ratio of Total Expenses to
Average Net Assets[3]	0.52%	0.54%	0.52%	0.51%	0.51%
Ratio of Net Investment Income
to
Average Net Assets	1.01%[1]	0.51%	0.60%	0.66%	1.10%
Portfolio Turnover Rate	36%	40%	44%	48%	98%
1 Net investment income per share and the ratio of net investment income to average net assets include
$.013 and 0.10%, respectively, resulting from a special dividend from Brown-Forman Corp. in December
2012.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.02%),
(0.05%), (0.06%), and (0.09%).

See accompanying Notes, which are an integral part of the Financial Statements.

Growth Equity Fund

Notes to Financial Statements

Vanguard Growth Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2013, the fund’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Jennison Associates LLC and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Jennison Associates LLC is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended September 30, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets, before a decrease of $334,000 (0.05%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2013, the fund had contributed capital of $88,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2013, these arrangements reduced the fund’s expenses by $19,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	702,928	6,801	—
Temporary Cash Investments	35,478	1,299	—
Futures Contracts—Assets[1]	61	—	—
Futures Contracts—Liabilities[1]	(240)	—	—
Total	738,227	8,100	—
1 Represents variation margin on the last day of the reporting period.

F. At September 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2013	39	16,324	(175)
E-mini S&P 500 Index	December 2013	70	5,860	(42)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2013, the fund realized net foreign currency losses of $10,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at September 30, 2013, the fund had $2,791,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $102,394,000 to offset taxable capital gains realized during the year ended September 30, 2013. At September 30, 2013, the fund had available capital losses totaling $59,957,000 to offset future net capital gains through September 30, 2018.

At September 30, 2013, the cost of investment securities for tax purposes was $578,947,000. Net unrealized appreciation of investment securities for tax purposes was $167,559,000, consisting of unrealized gains of $175,618,000 on securities that had risen in value since their purchase and $8,059,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended September 30, 2013, the fund purchased $250,704,000 of investment securities and sold $382,622,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Year Ended September 30,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	8,384	15,606
Issued in Lieu of Cash Distributions	583	279
Redeemed	(18,844)	(14,632)
Net Increase (Decrease) in Shares Outstanding	(9,877)	1,253

J. Management has determined that no material events or transactions occurred subsequent to September 30, 2013, that would require recognition in these financial statements. In October 2013, Vanguard announced plans to merge Vanguard Growth Equity Fund into Vanguard U.S. Growth Fund, combining two funds with the same investment objectives. The reorganization does not require shareholder approval. The reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes, and to be completed in the first quarter of 2014. Growth Equity Fund’s two investment advisors will be added to the U.S. Growth Fund’s advisory team after the closing of the reorganization.

U.S. Growth Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory findings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (96.9%) [1]
Consumer Discretionary (22.8%)
*	priceline.com Inc.	126,340	118,574
*	Liberty Interactive Corp.
	Class A	3,261,016	73,634
	L Brands Inc.	1,035,725	59,409
	Lowe’s Cos. Inc.	1,035,215	47,434
	Harley-Davidson Inc.	722,065	43,309
	Home Depot Inc.	571,015	42,535
	NIKE Inc. Class B	611,325	38,403
*	Dollar General Corp.	640,900	34,589
*	AutoZone Inc.	78,315	32,888
	Walt Disney Co.	504,865	30,711
	Dunkin’ Brands Group Inc.	648,155	27,929
	Comcast Corp. Class A	623,395	26,239
	DR Horton Inc.	1,438,930	25,685
	Starbucks Corp.	361,000	25,458
	Sirius XM Radio Inc.	6,969,120	24,949
	Lennar Corp. Class A	782,560	24,893
	Time Warner Inc.	406,105	24,581
*	Twenty-First Century
	Fox Inc.	752,860	23,587
*	Lululemon Athletica Inc.	327,075	23,170
	Starwood Hotels &
	Resorts Worldwide Inc.	342,865	21,923
*	Sally Beauty Holdings Inc.	825,520	21,571
	Wynn Resorts Ltd.	148,335	20,921
*	O’Reilly Automotive Inc.	155,900	19,130
	Family Dollar Stores Inc.	266,795	18,993
*	Under Armour Inc. Class A	252,885	18,370
	PVH Corp.	137,970	17,764
	Wyndham
	Worldwide Corp.	284,045	16,861

*	Michael Kors Holdings Ltd.	225,490	16,707
	Ralph Lauren Corp.
	Class A	96,450	15,954
*	Amazon.com Inc.	46,110	12,956
	Yum! Brands Inc.	166,885	11,685
*	Chipotle Mexican Grill Inc.
	Class A	25,200	10,286
*	Discovery Communications
	Inc. Class A	77,200	5,984
			977,082
Consumer Staples (6.1%)
	Walgreen Co.	1,470,162	70,671
*	Green Mountain Coffee
	Roasters Inc.	726,473	62,702
	CVS Caremark Corp.	425,980	24,728
	Mead Johnson
	Nutrition Co.	316,785	23,768
	Anheuser-Busch InBev
	NV ADR	246,815	23,040
*	Monster Beverage Corp.	296,892	17,039
	Diageo plc ADR	135,475	16,620
	Colgate-Palmolive Co.	268,900	15,534
	Mondelez International Inc.
	Class A	289,005	8,864
			262,966
Energy (6.0%)
	EOG Resources Inc.	698,900	109,762
	Kinder Morgan Inc.	2,144,755	81,351
	Anadarko Petroleum Corp.	200,005	18,284
	Schlumberger Ltd.	197,300	15,969
*	Cobalt International
	Energy Inc.	590,030	14,397
	Noble Energy Inc.	210,900	12,956
*	Kinder Morgan Inc.
	Warrants,
	Exp. Date 5/25/17	644,623	3,391
			256,110
Exchange-Traded Fund (0.0%)
2	Vanguard Growth ETF	3,100	251

Financials (7.0%)
*	IntercontinentalExchange
	Inc.	421,675	75,796

Market

			Value
		Shares	($000)
	Progressive Corp.	2,088,550	52,360
	CME Group Inc.	571,125	40,613
	JPMorgan Chase & Co.	735,245	37,152
	BlackRock Inc.	81,705	21,269
	American Express Co.	264,845	19,045
	Citigroup Inc.	389,800	18,839
*	Affiliated Managers Group
	Inc.	90,000	15,689
	American Tower
	Corporation	188,140	13,074
	T. Rowe Price Group Inc.	78,400	5,499
			299,336
Health Care (11.7%)
	Allergan Inc.	1,067,565	94,351
*	Celgene Corp.	613,725	85,909
*	Gilead Sciences Inc.	1,289,050	77,691
	Perrigo Co.	399,725	48,587
	Novo Nordisk A/S ADR	270,900	45,224
*	Biogen Idec Inc.	135,415	28,846
	Bristol-Myers Squibb Co.	646,300	26,944
	Covidien plc	323,295	19,204
*	IDEXX Laboratories Inc.	201,600	18,914
*	Regeneron
	Pharmaceuticals Inc.	73,800	17,882
*	Intuitive Surgical Inc.	32,050	12,388
*	Vertex Pharmaceuticals Inc.	138,445	10,404
*	Hologic Inc.	462,035	9,860
	Agilent Technologies Inc.	67,357	3,142
			499,346
Industrials (5.4%)
	Precision Castparts Corp.	139,505	29,469
	Union Pacific Corp.	171,000	26,255
	AMETEK Inc.	512,600	22,001
*	IHS Inc. Class A	202,871	21,738
	Eaton Corp. plc	337,685	21,382
	Safran SA ADR	355,235	19,627
	JB Hunt Transport
	Services Inc.	252,965	18,213
	Cummins Inc.	139,380	17,172
*	Stericycle Inc.	126,300	14,216
	Nielsen Holdings NV	379,105	13,079
	Equifax Inc.	172,300	10,181
	Kansas City Southern	91,405	9,636
	Boeing Co.	71,300	7,410
			230,379

Information Technology (33.2%)

*	Google Inc. Class A	197,400	167,178
	Mastercard Inc. Class A	245,155	148,584
	Visa Inc. Class A	726,140	126,653
	Apple Inc.	223,895	109,048
*	eBay Inc.	2,001,803	100,070
	QUALCOMM Inc.	1,428,610	94,688
*	Adobe Systems Inc.	1,677,775	76,758
	Microsoft Corp.	1,812,450	60,536
*	Cognizant Technology Solutions Corp. Class A	791,630	58,027
	Intuit Inc.	907,895	57,679
*	Citrix Systems Inc.	702,643	49,726
*	Teradata Corp.	794,550	46,529
*	Facebook Inc. Class A	988,165	40,792
*	VeriSign Inc.	808,944	38,821
*	Alliance Data Systems Corp.	139,225	27,246
	Oracle Corp.	821,060	26,159
	Altera Corp.	739,070	25,993
*	LinkedIn Corp. Class A	105,625	25,354
*	ServiceNow Inc.	472,670	22,159
*	Salesforce.com Inc.	417,970	20,535
*	Juniper Networks Inc.	951,775	17,989
	Cisco Systems Inc.	770,890	17,969
*	Splunk Inc.	317,862	17,549
*	Red Hat Inc.	265,200	13,398
*	VeriFone Systems Inc.	629,633	12,479
*	Trimble Navigation Ltd.	402,900	10,173
*	Gartner Inc.	106,800	6,191
			1,418,283
Materials (2.6%)
	Monsanto Co.	484,250	47,403
	Syngenta AG ADR	488,175	38,263
	Sherwin-Williams Co.	100,080	17,254
	Praxair Inc.	88,640	10,406
			113,326
Telecommunication Services (2.1%)
*	Crown Castle
	International Corp.	1,198,561	83,204
*	SBA Communications
	Corp. Class A	81,000	6,075
			89,279
Total Common Stocks (Cost $3,160,628)			4,146,358

Temporary Cash Investments (3.2%)[1]
Money Market Fund (2.9%)
3	Vanguard Market
	Liquidity Fund,
	0.122%	123,535,073	123,535
		Face	Market

	Amount	Value
	($000)	($000)
Repurchase Agreement (0.2%)
Bank of America Securities,
LLC 0.050%, 9/3/13
(Dated 8/30/13,
Repurchase Value
$6,500,000,
collateralized by
U.S. Treasury Note/Bond
0.875%, 4/30/17,
with a value of
$6,630,000)	6,500	6,500

U.S. Government and Agency Obligations (0.1%)
[4,5] Fannie Mae
Discount Notes,
0.095-0.100%, 1/15/14	5,000	4,997
[5,6] Federal Home Loan Bank
Discount Notes,
0.090%, 10/11/13	700	700
		5,697
Total Temporary Cash Investments
(Cost $135,733)		135,732
Total Investments (100.1%)
(Cost $3,296,361)		4,282,090
Other Assets and Liabilities (-0.1%)
Other Assets		11,941
Liabilities		(16,457)
		(4,516)
Net Assets (100%)		4,277,574

At August 31, 2013, net assets consisted of:
		Amount
		($000)
Paid-in Capital		3,410,980
Undistributed Net Investment Income		4,793
Accumulated Net Realized Losses		(121,397)
Unrealized Appreciation (Depreciation)
Investment Securities		985,729
Futures Contracts		(2,531)
Net Assets		4,277,574

Investor Shares—Net Assets
Applicable to 127,133,993 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		3,136,824
Net Asset Value Per Share—

Investor Shares	$24.67

Admiral Shares—Net Assets
Applicable to 17,848,752 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,140,750
Net Asset Value Per Share—
Admiral Shares	$63.91

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.7% and 0.4%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the
U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $5,397,000 have been segregated as initial margin for open futures contracts.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Growth Fund

Statement of Operations
Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends[1,2]	42,049
Interest[1]	220
Securities Lending	263
Total Income	42,532
Expenses
Investment Advisory Fees—Note B
Basic Fee	7,093
Performance Adjustment	(575)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	8,304
Management and Administrative—Admiral Shares	1,318
Marketing and Distribution—Investor Shares	479
Marketing and Distribution—Admiral Shares	134
Custodian Fees	54
Auditing Fees	30
Shareholders’ Reports—Investor Shares	66
Shareholders’ Reports—Admiral Shares	6
Trustees’ Fees and Expenses	15
Total Expenses	16,924
Expenses Paid Indirectly	(108)
Net Expenses	16,816
Net Investment Income	25,716
Realized Net Gain (Loss)
Investment Securities Sold[1]	334,247
Futures Contracts	20,703
Realized Net Gain (Loss)	354,950
Change in Unrealized Appreciation (Depreciation)
Investment Securities	348,117
Futures Contracts	(6,370)
Change in Unrealized Appreciation (Depreciation)	341,747
Net Increase (Decrease) in Net Assets Resulting from
Operations	722,413
1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $4,000, $184,000, and $0, respectively.
2 Dividends are net of foreign withholding taxes of $457,000.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	25,716	14,069
Realized Net Gain (Loss)	354,950	143,533
Change in Unrealized Appreciation (Depreciation)	341,747	345,286
Net Increase (Decrease) in Net Assets Resulting
from Operations	722,413	502,888
Distributions
Net Investment Income
Investor Shares	(15,893)	(11,539)
Admiral Shares	(6,323)	(4,059)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(22,216)	(15,598)
Capital Share Transactions
Investor Shares	(371,753)	(301,969)
Admiral Shares	104,599	88,408
Net Increase (Decrease) from Capital Share
Transactions	(267,154)	(213,561)
Total Increase (Decrease)	433,043	273,729
Net Assets
Beginning of Period	3,844,531	3,570,802
End of Period [1]	4,277,574	3,844,531
1 Net Assets—End of Period includes undistributed net investment income of
$4,793,000 and $1,293,000.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding		Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of
Period	$20.79	$18.12	$14.75	$14.83	$17.89
Investment Operations
Net Investment Income	.134	.068	.108[1]	.105	.105
Net Realized and Unrealized
Gain (Loss)
on Investments	3.861	2.679	3.370	(.099)	(3.049)
Total from Investment Operations	3.995	2.747	3.478	.006	(2.944)
Distributions
Dividends from Net Investment
Income	(.115)	(. 077)	(.108)	(.086)	(.116)
Distributions from Realized
Capital Gains	—	—	—	—	—
Total Distributions	(.115)	(. 077)	(.108)	(.086)	(.116)
Net Asset Value, End of Period	$24.67	$20.79	$18.12	$14.75	$14.83

Total Return [2]	19.31%	15.22%	23.58%	-0.02%	-16.29%

Ratios/Supplemental Data
Net Assets, End of Period
(Millions)	$3,137	$2,975	$2,893	$2,796	$2,956
Ratio of Total Expenses to
Average Net Assets[3]	0.45%	0.45%	0.44%	0.45%	0.49%
Ratio of Net Investment Income
to
Average Net Assets	0.59%	0.35%	0.61%[1]	0.66%	0.79%
Portfolio Turnover Rate	38%	43%	89%	74%	101%
1 Net investment income per share and the ratio of net investment income to average net assets include
$.016 and 0.09%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%),
(0.01%), (0.03%), and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding		Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of
Period	$53.85	$46.94	$38.20	$38.41	$46.37
Investment Operations
Net Investment Income	. 440.258		.345[1]	.338	.335
Net Realized and Unrealized
Gain (Loss)
on Investments	10.002	6.924	8.734	(. 256)	(7.919)
Total from Investment Operations	10.442	7.182	9.079	.082	(7.584)
Distributions
Dividends from Net Investment
Income	(. 382)	(. 272)	(. 339)	(. 292)	(. 376)
Distributions from Realized
Capital Gains	—	—	—	—	—
Total Distributions	(. 382)	(. 272)	(. 339)	(. 292)	(. 376)
Net Asset Value, End of Period	$63.91	$53.85	$46.94	$38.20	$38.41

Total Return	19.51%	15.38%	23.77%	0.13%	-16.15%

Ratios/Supplemental Data
Net Assets, End of Period
(Millions)	$1,141	$869	$678	$737	$838
Ratio of Total Expenses to
Average Net Assets[2]	0.31%	0.31%	0.30%	0.29%	0.30%
Ratio of Net Investment Income
to
Average Net Assets	0.73%	0.49%	0.75%[1]	0.82%	0.98%
Portfolio Turnover Rate	38%	43%	89%	74%	101%
1 Net investment income per share and the ratio of net investment income to average net assets include
$.041 and 0.09%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%),
(0.01%), (0.03%), and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Growth Fund

Notes to Financial Statements

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2013, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Repurchase Agreements: The fund may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund, provided that such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Delaware Investments Fund Advisers, Wellington Management Company, LLP, and William Blair & Company, L.L.C., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Delaware Investments Fund Advisers and Wellington Management Company, LLP, are subject to quarterly adjustments based on performance since November 30, 2010, relative to the Russell 1000 Growth Index. The basic fee of William Blair & Company, L.L.C., is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended August 31, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets, before a decrease of $575,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $522,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended August 31, 2013, these arrangements reduced the fund’s expenses by $108,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,146,358	—	—
Temporary Cash Investments	123,535	12,197	—
Futures Contracts—Liabilities[1]	(507)	—	—
Total	4,269,386	12,197	—
1 Represents variation margin on the last day of the reporting period.

F. At August 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement Unrealized
Long
		(Short)	Value Appreciation
Long
Futures Contracts	Expiration	Contracts	(Short) (Depreciation)
September
E-mini S&P 500 Index	2013	755	61,582 (2,192)

	September
S&P 500 Index	2013	110	44,861	(385)
	September
E-mini S&P Mid-Cap 400 Index	2013	94	11,119	46

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2013, the fund had $13,825,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $348,592,000 to offset taxable capital gains realized during the year ended August 31, 2013. At August 31, 2013, the fund had available capital losses totaling $123,193,000 to offset future net capital gains of $31,366,000 through August 31, 2017, and $91,827,000 through August 31, 2018.

At August 31, 2013, the cost of investment securities for tax purposes was $3,296,413,000. Net unrealized appreciation of investment securities for tax purposes was $985,677,000, consisting of unrealized gains of $1,041,622,000 on securities that had risen in value since their purchase and $55,945,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended August 31, 2013, the fund purchased $1,484,134,000 of investment securities and sold $1,682,021,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

			Year Ended August 31,
	2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	169,396	7,593	397,474	20,019
Issued in Lieu of Cash
Distributions	15,668	744	11,371	625
Redeemed	(556,817)	(24,331)	(710,814)	(37,213)
Net Increase (Decrease) —
Investor Shares	(371,753)	(15,994)	(301,969)	(16,569)
Admiral Shares
Issued	282,037	4,731	236,448	4,651
Issued in Lieu of Cash
Distributions	5,877	108	3,764	80
Redeemed	(183,315)	(3,130)	(151,804)	(3,027)
Net Increase (Decrease) —
Admiral Shares	104,599	1,709	88,408	1,704

J. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition in these financial statements. In October 2013, Vanguard announced plans to merge Vanguard Growth Equity Fund into Vanguard U.S. Growth Fund in the first quarter of 2014. After the merger, the fund will retain its current advisors and will add Baillie Gifford Overseas Ltd. and Jennison Associates LLC from the former Vanguard Growth Equity Fund. The fund’s investment strategy and objective will not change.

PRO FORMA FINANCIAL INFORMATION

     The unaudited pro forma information set forth below as of and for the twelve months ended August 31, 2013 is intended to present financial information as if the acquisition of Vanguard Growth Equity Fund (the “Acquired Fund” by Vanguard U. S. Growth Fund (the “Acquiring Fund”) (each, a “Fund” and collectively, the “Funds”) had been consummated on August 31, 2013 (for amounts related to the statement of net assets) and September 1, 2012 (for amounts related to the statement of operations).

     The pro forma information has been derived from the books and records of the Funds utilized in calculating the daily net asset value for the Funds and conforms to generally accepted accounting principles for U.S. mutual funds. The unaudited pro forma information provided herein should be read in conjunction with the annual reports to shareholders for the fiscal year ended September 30, 2013 for Vanguard Growth Equity Fund and the fiscal year ended August 31, 2013 for Vanguard U. S. Growth Fund.

     On September 26, 2013, the Funds’ Boards of Trustees approved a plan of reorganization (the “Reorganization”) whereby the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. Shareholders of the Acquired Fund will receive shares equivalent in value to their investments in the Acquired Fund at the time of the Reorganization, and the Acquired Fund will then be dissolved. All of this will happen on a single day, which is currently expected to be February 21, 2014 (the “Closing Date”). The Reorganization is not contingent upon the approval of shareholders of the Acquired Funds.

     The Acquiring Fund will be the surviving fund for accounting purposes. No significant accounting policies (including valuation of portfolio securities) will change as a result of the Reorganization. The results of operations of the Acquiring Fund for pre-combination periods will not be restated. As of August 31, 2013, all of the securities held by the Acquired Fund would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

     As of August 31, 2013, the net assets of the Acquired Fund were $721,383,622, and (ii) the Acquiring Fund were $4,277,574,319. The net assets of the combined fund as of August 31, 2013 would have been $4,998,931,494.

     Delaware Investments Fund Advisers, Wellington Management Company, LLP, and William Blair & Company, L.L.C., each provide investment advisory services to a portion of the Acquiring Fund, and Baillie Gifford Overseas Ltd. and Jennison Associate LLC each provide investment advisory services to a portion of the Acquired Fund. Each advisor receives a basic fee calculated at an annual percentage rate of the respective average net assets managed by each of them, and each advisor’s basic fee is subject to quarterly adjustments based on performance. In September 2013, the Board of Trustees of the Acquiring Fund approved the addition of the current advisors of the Acquired Fund, Baillie Gifford Overseas Ltd. and Jennison Associates LLC, to take effect after the closing of the Reorganization; they will each provide investment advisory services to a portion of the combined fund for a basic fee calculated at an annual percentage rate of average net assets managed by each of them, and their basic fee will not be subject to quarterly adjustments based on performance until the quarter ended February 28, 2015.

The Vanguard Group, Inc. manages the cash reserves of the Funds on an at-cost basis.

     Under a service agreement, The Vanguard Group, Inc. furnishes at cost corporate management, administrative, marketing, and distribution services to the Acquired Fund and the Acquiring Fund. The costs of such services are allocated to the funds under methods approved by the Board of Trustees. Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the Board of Trustees. Income, other non-class specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

     The Growth Equity Fund will bear the expenses incurred in the Reorganization. Expenses related to the Reorganization include audit fees and printing/mailing fees, and are estimated at $6,000 and $20,447, respectively;

actual results could differ from these estimates. The U.S. Growth Fund will not incur any expenses in the Reorganization.

The actual expense ratios of the Funds for the twelve months ended August 31, 2013 were as follows:

	Acquiring Fund	Acquired Fund
Expense Ratio - Investor Shares	0.45%	0.52%
Expense Ratio – Admiral Shares	0.31%	N/A

     Management expects the Funds’ total operating expenses to approximate these levels through the date of the Reorganization. The pro forma combined expense ratio for the twelve months ended August 31, 2013 would have been 0.45% for Investor Shares and 0.31% for Admiral Shares, unchanged from the actual expense ratio of the Acquiring Fund.

     On a pro forma basis for the twelve months ended August 31, 2013, the proposed Reorganization would have resulted in the following approximate changes to expenses. Changes to the investment advisory fees represent the net effect of the establishment of new advisory contracts for the addition of the current advisors of the Acquired Fund, Baillie Gifford Overseas Ltd. and Jennison Associates LLC, as advisors to the Acquiring Fund after completion of the Reorganization. The decrease in the remaining recurring expenses is due to the elimination of duplicative expenses achieved by merging the Funds.

Pro Forma
Adjustments

Costs of Reorganization (printing and mailing and
audit fees)	26,447

Recurring expenses

Investment Advisory Fees

Basic Fee	(7,607)
Performance Adjustment	331,913
The Vanguard Group
Management and Administrative	(710,329)
Other Expenses
Audit Fees	(25,809)
Total Recurring Expenses	(411,832)

     The Reorganization will be accounted for as a tax-free reorganization of investment companies. In a tax-free reorganization:

1. No gain or loss is recognized by the Acquired Fund upon the transfer of their assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, or upon the distribution of the shares of the Acquiring Fund by the Acquired Fund to their shareholders in termination of the Acquired Fund.

2. No gain or loss is recognized by the Acquired Fund’s shareholders upon the exchange of their shares of the Acquired Fund solely for shares of the Acquiring Fund pursuant to the Reorganization.

3. The historical cost of investment securities generally is carried forward to the Acquiring Fund.

Each Fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2013, the Acquired Fund had available capital loss carryforwards totaling $59,957,000 to offset future net capital gains through September 30, 2018. At August 31, 2013, the Acquiring Fund had available capital loss carryforwards totaling $123,193,000 to offset future net capital gains of $31,366,000 through August 31, 2017, and $91,827,000 through August 31, 2018.

Should the Acquired Fund or Acquiring Fund have available capital loss carryforwards at the time of the Reorganization, the Reorganization would impact the use of the Acquired Fund’s and/or the Acquiring Fund’s capital loss carryforwards, in the following manner: (1) the carryforwards would benefit the shareholders of the combined fund, rather than only the shareholders of the Acquired Fund and/or the Acquiring Fund; (2) the amount of the Acquired Fund’s carryforward that could be utilized in any taxable year would equal the long-term tax-exempt rate at such time, multiplied by the aggregate net asset value of the Acquired Fund at the time of the Reorganization, and this yearly limitation will be increased by any capital gains realized after the Reorganization on securities held by the Acquired Fund that had unrealized appreciation at the time of the Reorganization; (3) any gains recognized after the Reorganization that are attributable to appreciation in the Acquired Fund’s and/or the Acquiring Fund’s portfolio at the time of the Reorganization would not be able to be offset by the capital loss carryforwards of the other Fund in the Reorganization; and (4) the expiration date of the Acquired Fund’s carryforwards would move up one year; for example, the carryforwards due to expire on September 30, 2018 would expire on August 31, 2017.

The capital loss carryforwards and limitations described above may change significantly between now and the Closing Date. Further, the ability of each Fund to use these losses (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryforwards may result in some portion of the loss carryforwards of either or both of the Funds expiring unused.

     The Acquiring Fund intends to continue to comply with Subchapter M of the Internal Revenue Code of 1986, as amended, and qualify as a regulated investment company, and distribute all of its taxable income. Management has analyzed each Fund's tax positions taken for all open federal income tax years (August 31, 2010-2013 for the Acquiring Fund and September 30, 2010-2013 for the Acquired Fund), and has concluded that no provision for federal income tax is required.

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